Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	UCI HOLDINGS LTD
Entity Central Index Key	0001513050
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	0

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2010 Predecessor	Dec. 31, 2011 Successor	Dec. 31, 2010 Successor
Current assets
Cash and cash equivalents	$ 200,330	$ 67,697	$ 0
Accounts receivable, net	271,832	256,679	0
Related party receivable	0	10,760	0
Inventories, net	144,156	152,818	0
Deferred tax assets	38,377	37,894	0
Restricted cash	16,290	0	0
Other current assets	17,663	15,375	0
Total current assets	688,648	541,223	0
Property, plant and equipment, net	135,060	153,044	0
Goodwill	241,461	308,821	0
Other intangible assets, net	63,048	423,687	0
Deferred financing costs, net	9,937	20,176	0
Other long-term assets	7,103	1,822	5,305
Total assets	1,145,257	1,448,773	5,305
Current liabilities
Accounts payable	115,159	117,687	3,995
Short-term borrowings	3,271	3,169	0
Current maturities of long-term debt	4,473	3,373	0
Related party payable	0	1,249	2,569
Accrued expenses and other current liabilities	131,331	130,980	0
Total current liabilities	254,234	256,458	6,564
Long-term debt, less current maturities	766,735	693,485	0
Pension and other postretirement liabilities	87,040	118,040	0
Deferred tax liabilities	8,975	112,714	0
Other long-term liabilities	4,636	2,425	0
Total liabilities	1,121,620	1,183,122	6,564
Contingencies - Note 15
Shareholder's equity
Common stock	29	320,000	0
Additional paid in capital	279,939	0	0
Accumulated deficit	(214,856)	(19,870)	(1,259)
Accumulated other comprehensive loss	(41,475)	(34,479)	0
Total shareholder's equity (deficit)	23,637	265,651	(1,259)
Total liabilities and shareholder's equity	$ 1,145,257	$ 1,448,773	$ 5,305

Consolidated Income Statements (USD $) In Thousands, unless otherwise specified	1 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended
	Jan. 25, 2011 Predecessor	Dec. 31, 2010 Predecessor	Dec. 31, 2009 Predecessor	Dec. 31, 2010 Successor	Dec. 31, 2011 Successor
Net sales	$ 78,842	$ 944,983	$ 884,954		$ 910,179
Cost of sales	60,296	708,581	688,192		710,360
Gross profit	18,546	236,402	196,762		199,819
Operating expenses
Selling and warehousing	(5,167)	(60,550)	(56,598)		(66,212)
General and administrative	(3,577)	(43,005)	(43,228)		(41,612)
Amortization of acquired intangible assets	(405)	(5,219)	(5,758)		(20,378)
Merger and acquisition costs (Note 2)	(5,170)			(1,259)	(11,331)
Restructuring costs, net (Note 3)		(1,655)	(923)		(1,275)
Stock-based compensation expense (Note 18)	(15,082)	(443)	(350)	0
Trademark impairment loss (Note 8)	0	0	0	0	(3,800)
Patent litigation costs (Note 15)	(500)	(5,869)	(7,002)		(387)
Antitrust litigation costs (Note 15)	(813)	(7,195)	(1,349)		(11,731)
Operating income (loss)	(12,168)	112,466	81,554	(1,259)	43,093
Other expense
Interest expense, net (Note 12)	(4,663)	(60,829)	(60,469)		(51,691)
Management fee expense	(139)	(2,000)	(2,000)
Loss on early extinguishment of debt (Note 12)	(24,153)	(8,687)		0
Debt commitment fees				0	(5,945)
Miscellaneous, net	(727)	(3,433)	(5,458)		(4,974)
Income (loss) before income taxes	(41,850)	37,517	13,627	(1,259)	(19,517)
Income tax (expense) benefit (Note 13)	13,952	(14,552)	(5,105)		906
Net income (loss)	(27,898)	22,965	8,522	(1,259)	(18,611)
Less: loss attributable to noncontrolling interest		(37)	(680)
Net income (loss) attributable to UCI Holdings Limited	$ (27,898)	$ 23,002	$ 9,202	$ (1,259)	$ (18,611)

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	1 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended
	Jan. 25, 2011 Predecessor	Dec. 31, 2010 Predecessor	Dec. 31, 2009 Predecessor	Dec. 31, 2010 Successor	Dec. 31, 2011 Successor
Cash flows from operating activities:
Net income (loss) attributable to UCI Holdings Limited	$ (27,898)	$ 23,002	$ 9,202	$ (1,259)	$ (18,611)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization of intangible assets	2,902	35,405	37,134	0	50,907
Amortization of deferred financing costs and debt issuance costs	303	3,209	2,978	0	2,592
Fair value step up of acquired inventory sold				0	16,376
Debt commitment fees				0	5,945
Non-cash interest expense on Senior PIK Notes		31,150	28,921	0
Loss on early extinguishment of debt	24,153	8,687		0
Antitrust litigation settlement accrual				0	7,750
Trademark impairment loss	0	0	0	0	3,800
Deferred income taxes	(18,243)	(1,870)	407	0	(2,554)
Non-cash stock-based compensation expense	15,082	443	350	0
Excess tax benefits from shared-based payments	(2,661)			0
Other non-cash items, net	4	3,017	(92)	1,259	203
Changes in operating assets and liabilities:
Accounts receivable	7,270	(11,742)	1,017	0	8,299
Inventories	(3,707)	(13,692)	27,008	0	(4,533)
Other current assets	1,323	6,931	(3,863)	0	(109)
Accounts payable	(11,082)	5,626	7,237	0	13,502
Accrued expenses and other current liabilities	4,714	22,187	18,883	0	(14,871)
Other assets	419	672	1,057	0	9,735
Related party receivable, net				0	(10,211)
Other long-term liabilities	(568)	315	(958)	0	(12,558)
Net cash provided by (used in) operating activities	(9,341)	113,340	129,281	0	55,662
Cash flows from investing activities:
Acquisition of UCI International, Inc., net of cash acquired				0	(185,268)
Acquisition of Honeywell Automotive Parts Services (Shanghai) Co., Ltd. assets				0	(1,500)
Capital expenditures	(1,571)	(21,298)	(15,266)	0	(24,675)
Proceeds from sale of property, plant and equipment		437	2,566	0	176
Proceeds from sale of joint venture interest (net of transaction costs and cash sold)		272		0
Decrease (increase) in restricted cash		(6,890)	(9,400)	0	16,290
Net cash used in investing activities	(1,571)	(27,479)	(22,100)	0	(194,977)
Cash flows from financing activities:
Issuances of short-term borrowings		11,917	13,187	0	3,147
Debt repayments	(2,633)	(13,439)	(35,227)	0	(3,956)
Payment of deferred financing costs	(920)	(9,893)		0	(20,259)
Payment of debt commitment fees				0	(5,945)
Proceeds from Senior Secured Credit Facilities (net of original issue discount of $1,500)				0	298,500
Issuance of Senior Notes				0	400,000
Repayment of 2010 Credit Facility				0	(423,938)
Redemption of Senior PIK Notes, including call premium and redemption period interest				0	(360,115)
Proceeds of 2010 Credit Facility (net of original issue discount of $5,375)		419,625		0
Repayment of 2006 Credit Facility		(190,000)		0
Redemption of Previously Outstanding Subordinated Notes, including call premium and redemption period interest		(235,512)		0
Equity contribution				0	320,000
Proceeds from exercise of stock options	1,077	2	18	0
Excess tax benefits from shared-based payments	2,661			0
Net cash provided by (used in) financing activities	185	(17,300)	(22,022)	0	207,434
Effect of exchange rate changes on cash	127	(173)	128	0	(422)
Net increase (decrease) in cash and cash equivalents	(10,600)	68,388	85,287	0	67,697
Cash and cash equivalents at beginning of period	200,330	131,942	46,655	0	0
Cash and cash equivalents at end of period	$ 189,730	$ 200,330	$ 131,942	$ 0	$ 67,697

Consolidated Statements of Cash Flows (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 Predecessor	Dec. 31, 2011 Successor
Original issue discount of Senior Secured Credit Facilities		$ 1,500
Original issue discount of 2010 Credit Facility	$ 5,375

Consolidated Statements of Changes in Shareholder's Equity (Deficit) (USD $) In Thousands, unless otherwise specified	Predecessor	Predecessor Common Stock	Predecessor Additional Paid-in Capital	Predecessor Accumulated Deficit	Predecessor Accumulated Other Comprehensive Income (Loss)	Predecessor Noncontrolling Interest	Predecessor Comprehensive Income (Loss)	Successor	Successor Common Stock	Successor Accumulated Deficit	Successor Accumulated Other Comprehensive Income (Loss)	Successor Comprehensive Income (Loss)
Beginning balance at Dec. 31, 2008	$ (5,000)	$ 29	$ 279,141	$ (247,060)	$ (39,600)	$ 2,490
Recognition of stock based compensation expense	350		350
Exercise of stock options	18		18
Tax effect of exercise of stock options	(24)		(24)
Comprehensive income
Net income (loss)	8,522			9,202		(680)	9,202
Other comprehensive income (loss)
Foreign currency (Foreign currency (after $(213), after $(14) and $(15) for Predecessor and $(17) for Successor of income tax respectively)	1,242				1,242		1,242
Pension and OPEB liability (after $(3,622), $(5,464) and $(71) for Predecessor and $(19,167) for Successor of income tax respectively)	5,856				5,856		5,856
Total comprehensive income (loss)							16,300
Ending balance at Dec. 31, 2009	10,964	29	279,485	(237,858)	(32,502)	1,810
Recognition of stock based compensation expense	443		443
Exercise of stock options	2		2
Tax effect of exercise of stock options	9		9
Sale of joint venture interest	(1,773)					(1,773)
Comprehensive income
Net income (loss)	22,965			23,002		(37)	23,002
Other comprehensive income (loss)
Foreign currency (Foreign currency (after $(213), after $(14) and $(15) for Predecessor and $(17) for Successor of income tax respectively)	(139)				(139)		(139)
Pension and OPEB liability (after $(3,622), $(5,464) and $(71) for Predecessor and $(19,167) for Successor of income tax respectively)	(8,834)				(8,834)		(8,834)
Total comprehensive income (loss)							14,029
Ending balance at Dec. 31, 2010	23,637	29	279,939	(214,856)	(41,475)	0
Beginning balance at Nov. 25, 2010								0	0	0	0
Equity contribution								0
Comprehensive income
Net income (loss)								(1,259)		(1,259)		(1,259)
Other comprehensive income (loss)
Total comprehensive income (loss)												(1,259)
Ending balance at Dec. 31, 2010	23,637	29	279,939	(214,856)	(41,475)			(1,259)		(1,259)
Recognition of stock based compensation expense	13,730		13,730
Exercise of stock options	1,077		1,077
Tax effect of exercise of stock options	2,661		2,661
Comprehensive income
Net income (loss)	(27,898)			(27,898)			(27,898)
Other comprehensive income (loss)
Foreign currency (Foreign currency (after $(213), after $(14) and $(15) for Predecessor and $(17) for Successor of income tax respectively)	627				627		627
Pension and OPEB liability (after $(3,622), $(5,464) and $(71) for Predecessor and $(19,167) for Successor of income tax respectively)	116				116		116
Total comprehensive income (loss)							(27,155)
Ending balance at Jan. 25, 2011	13,950	29	297,407	(242,754)	(40,732)	0
Beginning balance at Dec. 31, 2010		29						(1,259)		(1,259)
Equity contribution								320,000	320,000
Comprehensive income
Net income (loss)								(18,611)		(18,611)		(18,611)
Other comprehensive income (loss)
Foreign currency (Foreign currency (after $(213), after $(14) and $(15) for Predecessor and $(17) for Successor of income tax respectively)								(4,709)			(4,709)	(4,709)
Pension and OPEB liability (after $(3,622), $(5,464) and $(71) for Predecessor and $(19,167) for Successor of income tax respectively)								(29,770)			(29,770)	(29,770)
Total comprehensive income (loss)												(53,090)
Ending balance at Dec. 31, 2011								$ 265,651	$ 320,000	$ (19,870)	$ (34,479)

Consolidated Statements of Changes in Shareholder's Equity (Deficit) (Parenthetical) (USD $) In Thousands, unless otherwise specified	1 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended
	Jan. 25, 2011 Predecessor	Dec. 31, 2010 Predecessor	Dec. 31, 2009 Predecessor	Jan. 25, 2011 Predecessor Accumulated Other Comprehensive Income (Loss)	Dec. 31, 2010 Predecessor Accumulated Other Comprehensive Income (Loss)	Dec. 31, 2009 Predecessor Accumulated Other Comprehensive Income (Loss)	Jan. 25, 2011 Predecessor Comprehensive Income (Loss)	Dec. 31, 2010 Predecessor Comprehensive Income (Loss)	Dec. 31, 2009 Predecessor Comprehensive Income (Loss)	Dec. 31, 2011 Successor	Dec. 31, 2011 Successor Accumulated Other Comprehensive Income (Loss)	Dec. 31, 2011 Successor Comprehensive Income (Loss)
Foreign currency after income taxes	$ (15)	$ 14	$ (213)	$ (15)	$ 14	$ (213)	$ (15)	$ 14	$ (213)	$ (17)	$ (17)	$ (17)
Pension and OPEB liability after income taxes	$ (71)	$ 5,464	$ (3,622)	$ (71)	$ 5,464	$ (3,622)	$ (71)	$ 5,464	$ (3,622)	$ (19,167)	$ (19,167)	$ (19,167)

General and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
General and Summary of Significant Accounting Policies [Abstract]
GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 1 — GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

UCI Holdings Limited (“Holdings”), an entity domiciled in New Zealand, was incorporated on November 26, 2010 for the purpose of consummating the acquisition of UCI International, Inc. (“UCI International”), an entity formerly owned by members of the Carlyle Group and former members of the board of directors and certain current and former employees. UCI International is a leading designer, manufacturer and distributor of a broad range of filtration products, fuel and cooling systems products and vehicle electronics. As outlined in Note 2, the acquisition of UCI International was completed on January 26, 2011, at which time Uncle Acquisition 2010 Corp (an indirect subsidiary of Holdings) merged with UCI International, with UCI International continuing as the surviving entity.

All operations of Holdings are conducted by United Components, Inc. (“UCI”) through its subsidiaries. UCI manufactures and distributes vehicle parts, primarily servicing the vehicle replacement parts market in North America and Europe.

Summary of Significant Accounting Policies

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Principles of Consolidation and Basis of Presentation

Holdings was formed on November 26, 2010 for the purpose of consummating the acquisition of UCI International and, consequently, has no financial statements as of and for periods prior to that date. The consolidated financial statements of Holdings as of December 31, 2011 and 2010, and for the year ended December 31, 2011 and the period November 26, 2010 through December 31, 2010 are presented as the “Successor.” The consolidated financial statements of UCI International as of December 31, 2010, for the period January 1, 2011 through January 25, 2011 and the years ended December 31, 2010 and 2009 are presented as the “Predecessor.”

The accompanying consolidated financial statements for the Successor include the accounts of Holdings and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. The accompanying consolidated financial statements for the Predecessor include the accounts of UCI International, its wholly-owned direct and indirect subsidiaries and a 51% owned joint venture that was disposed of in 2010 (see Note 20).

Revenue Recognition

Holdings records sales when title has transferred to the customer, the sales price is fixed and determinable, and the collection of the related accounts receivable is reasonably assured.

Provisions for estimated sales returns, allowances and warranty costs are recorded when the sales are recorded. Sales returns, allowances and warranty costs are estimated based upon historical experience, current trends, and UCI International’s expectations regarding future experience. Adjustments to such returns, allowances, and warranty costs are made as new information becomes available.

In order to obtain exclusive contracts with certain customers, we may incur up-front costs or assume the cost of returns of products sold by the previous supplier. These costs are capitalized and amortized over the life of the contract. The amortized amounts are recorded as a reduction of sales.

New business changeover costs also can include the costs related to removing a new customer’s inventory and replacing it with Holdings inventory, commonly referred to as a “stocklift.” Stocklift costs are recorded as a reduction of sales when incurred.

Accounting for Business Combinations

Business combinations, where the business is acquired from an unrelated party, are accounted for under the purchase method of accounting, which requires the acquired assets, including separately identifiable intangible assets, and assumed liabilities to be recorded as of the acquisition date at their respective fair values. Any excess of the purchase price over the fair value of the assets acquired, including separately identifiable intangible assets, and liabilities assumed is allocated to goodwill.

The allocation of purchase price to the fair value of assets acquired and liabilities assumed involves assessments of the expected future cash flows associated with individual assets and liabilities and appropriate discount rates at the date of the acquisition. Where appropriate, Holdings consults with external advisors to assist in the determination of fair value. For non-observable market values, fair value has been determined using acceptable valuation principles (e.g., relief from royalty method). Subsequent changes in Holdings’ assessments may trigger an impairment loss that would be recognized in the income statement.

Goodwill and acquired indefinite life intangible assets are not amortized. Other acquired intangible assets with finite lives are amortized over the period of expected benefit in relation to the pattern in which the intangible assets are consumed.

The results of operations for businesses acquired are included in Holdings’ financial statements from the date of the acquisition.

Cash Equivalents

Certificates of deposit, commercial paper, and other highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts

Holdings generally does not require collateral for its trade accounts receivable. Accounts receivable are recorded at face amounts less an allowance for amounts that may become uncollectible in the future. These allowances are established based on a combination of write-off history, aging analysis, and specific account evaluations. When a receivable balance is known to be uncollectible, it is written off against the allowance for doubtful accounts.

Inventories

Inventories are stated at the lower of cost or market. Cost is principally determined using standard cost, which approximates the first-in, first-out method. Inventories are reduced by an allowance for excess and obsolete inventories, based on Holdings’ review of on-hand inventories. The expense of inventory allowances is included in cost of sales.

Depreciation and Amortization

Depreciation of property, plant and equipment is provided on a straight-line basis, over the estimated service lives of the assets. Leasehold improvements are amortized over the shorter of their service life or the remaining term of the lease.

Major renewals and improvements of property, plant and equipment are capitalized, and repairs and maintenance costs are expensed as incurred. Repairs and maintenance expenses recognized during the Successor year ended December 31, 2011 and the Predecessor period January 1, 2011 through January 25, 2011 were $4.8 million and $0.4 million, respectively, for a total of $5.2 million for the Combined Year Ended December 31, 2011. Repairs and maintenance expenses for the Predecessor years ended December 31, 2010 and 2009 were $5.1 million and $4.4 million, respectively.

Most of Holdings’ trademarks have indefinite lives and are not amortized; instead they are subject to impairment evaluations. Trademarks with finite lives and other intangible assets are amortized over their useful lives on an accelerated or straight-line basis commensurate with the expected benefits received from such intangible assets.

Defined Benefit Pension and Other Postretirement Benefits

Holdings’ balance sheet reflects the funded status of its pension and postretirement benefit plans. The funded status of the plans is measured as the difference between the fair value of the plan assets and the projected benefit obligation. Holdings recognizes the aggregate overfunding of any plans in “Other long-term assets” and the aggregate underfunding of any plans in “Pension and other postretirement liabilities”. Holdings records unrecognized gains and losses in other comprehensive income (loss), net of related taxes.

Goodwill and Trademarks with Indefinite Lives

Goodwill is subject to annual review unless conditions arise that require a more frequent evaluation. The review for impairment is based on a two-step accounting test. The first step is to compare the estimated fair value of Holdings with the recorded net book value (including the goodwill). If the estimated fair value is higher than the recorded net book value, no impairment is deemed to exist and no further testing is required. If, however, the estimated fair value is below the recorded net book value, then a second step must be performed to determine the goodwill impairment required, if any. In this second step, the estimated fair value from the first step is used as the purchase price in a hypothetical acquisition. Purchase business combination accounting rules are followed to determine a hypothetical purchase price allocation to the reporting unit’s assets and liabilities. The residual amount of goodwill that results from this hypothetical purchase price allocation is compared to the recorded amount of goodwill, and the recorded amount is written down to the hypothetical amount, if lower.

Holdings performs its annual goodwill impairment review as of December 31st of each year using discounted future cash flows of its one reporting unit. The process of evaluating the potential impairment of goodwill is subjective because it requires the use of estimates and assumptions as to future cash flows of Holdings and discount rates commensurate with the risks involved in the assets. Although Holdings bases cash flow forecasts on assumptions that are consistent with plans and estimates used to manage Holdings, there is significant judgment in determining the cash flows. Based upon the results of the annual impairment review, it was determined that the fair value of Holdings significantly exceeded the carrying value of the assets and no impairment existed.

Trademarks with indefinite lives are tested for impairment on an annual basis in the fourth quarter, unless conditions arise that would require a more frequent evaluation. In assessing the recoverability of these assets, projections regarding estimated discounted future cash flows and other factors are made to determine if impairment has occurred. If Holdings concludes that there has been impairment, Holdings will write down the carrying value of the asset to its fair value.

Each year, Holdings evaluates those trademarks with indefinite lives to determine whether events and circumstances continue to support the indefinite useful lives. Holdings has concluded that events and circumstances continue to support the indefinite lives of these trademarks.

Impairment of Long-Lived Assets, other than Goodwill and Trademarks with Indefinite Lives and Long-Lived Assets to be Disposed of

Holdings evaluates all of its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability of such long-lived assets is measured by a comparison of the carrying amount of the asset to the future undiscounted net cash flows that are expected to be generated by the asset. If the carrying amount exceeds the expected undiscounted future cash flows, the asset is considered to be impaired. If an asset is considered to be impaired, it is written down to fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. See Note 8 for information regarding an impairment loss recorded in 2011 and Note 3 for information regarding impairment losses recorded in 2009.

Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax basis. Deferred tax assets are also recognized for operating losses and tax credit carryforwards. Holdings establishes valuation allowances against operating losses and tax credit carryforwards when the ability to fully utilize these benefits is determined to be uncertain. Deferred tax assets and liabilities are measured using enacted tax rates applicable in the years in which they are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax law is recognized in income in the period that includes the enactment date.

Holdings does not provide for U.S. income taxes on undistributed earnings of its foreign subsidiaries that are intended to be permanently reinvested. Where Holdings does not intend to permanently reinvest earnings of its foreign subsidiaries, Holdings provides for U.S. income taxes and foreign withholding taxes, where applicable, on undistributed earnings.

Holdings records a liability for uncertain tax positions when management concludes that the likelihood of sustaining such positions upon examination by taxing authorities is less than “more likely than not.” Holdings also records any interest and penalties related to these unrecognized tax benefits as a component of “Income tax (expense) benefit.”

Foreign Currency Translation

Chinese operations — The functional currency of the majority of Holdings’ Chinese operations is the U.S. dollar. Income statements of these operations are translated into U.S. dollars at the average exchange rates for each relevant period, except for cost of sales, which is translated primarily at historical exchange rates. Non-monetary assets and liabilities are translated into U.S. dollars at historical rates, and monetary assets and liabilities are translated at the closing exchange rate as of the applicable balance sheet date. Adjustments resulting from the translation of the balance sheet are recorded in the income statement.

All other foreign operations — The functional currency for all other foreign operations is their local currency. Income statements of these operations are translated into U.S. dollars using the average exchange rates during the applicable period. Assets and liabilities of these operations are translated into U.S. dollars using the exchange rates in effect at the applicable balance sheet date. Resulting cumulative translation adjustments are recorded as a component of shareholder’s equity in “Accumulated other comprehensive income (loss).”

Foreign Currency Transactions

Transaction foreign exchange gains and losses are included in the income statement in the appropriate line based upon the nature of the transaction. The net foreign exchange losses recognized during the Successor year ended December 31, 2011 were $1.1 million. There was less than $0.1 million of foreign exchange gains recognized in the Predecessor period January 1, 2011 through January 25, 2011. The net foreign exchange losses for the years ended December 31, 2010 and 2009 were $0.2 million and $0.3 million, respectively.

Reporting of Comprehensive Income (Loss)

Comprehensive income (loss) includes (i) net income (loss), (ii) the cumulative effect of translating balance sheets of certain foreign subsidiaries to U.S. dollars and (iii) adjustments for pension and other postretirement benefit liabilities. The last two items are not included in the income statement and are reflected as adjustments to shareholder’s equity.

Financial Statement Presentation

The following provides a description of certain items that appear in the income statement:

Net sales includes the selling price of our products sold to Holdings’ customers, less provisions for warranty costs, estimated sales returns, customer allowances and cash discounts. Shipping and handling fees that are billed to customers are classified as sales.

Cost of sales includes all costs required to bring a product to a ready-for-sale condition. Such costs include direct and indirect materials (net of vendor consideration), direct and indirect labor costs (including pension, postretirement and other fringe benefits), supplies, utilities, depreciation, insurance, shipping and other costs. Cost of sales also includes the procurement, packaging, and shipping of products purchased for resale.

Selling and warehousing expenses includes costs of selling and marketing, warehousing, technical services and distribution. The major cost elements for this line item include salaries and wages (including pension, postretirement and other fringe benefits), freight, depreciation and advertising.

Advertising is expensed as incurred. Advertising expense recognized during the Successor year ended December 31, 2011 and the Predecessor period January 1, 2011 through January 25, 2011 was $1.6 million and $0.1 million, respectively, for a total of $1.7 million for the Combined Year Ended December 31, 2011. Advertising expense for the years ended December 31, 2010 and 2009 was $1.6 million and $1.5 million, respectively.

General and administrative expenses includes the costs of executive, accounting and administrative personnel (including pension, postretirement and other fringe benefits), professional fees, insurance, provisions for doubtful accounts, rent and information technology costs.

Reclassifications

Stock-based compensation expense and antitrust litigation costs were presented in general and administrative expenses in the Predecessor years ended December 31, 2010 and 2009. These expenses have been reclassified to separate lines in the consolidated income statement in order to conform to the current year presentation. In addition, non-cash stock compensation expense for the Predecessor years ended December 31, 2010 and 2009 has been reclassified to a separate line in the consolidated statement of cash flows in order to conform to the current year presentation.

Environmental Liabilities

Holdings accrues for environmental investigation, remediation and penalty costs when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. The liability is determined on an undiscounted cash flow basis and is not reduced for potential claims for recovery. Claims for recovery are recognized as agreements are reached with third parties. Environmental expenditures are capitalized if they mitigate or prevent future contamination or if they improve the environmental safety or efficiency of the existing assets. All other environmental costs are expensed as incurred. Environmental cost estimates may include expenses for remediation of identified sites, long term monitoring, payments for claims, administrative expenses, and expenses for ongoing evaluations and litigation. The liability is adjusted periodically as assessment and remediation efforts progress or as additional technical or legal information becomes available.

Insurance Reserves

Holdings’ insurance for workers’ compensation, automobile, product and general liability includes high deductibles for which Holdings is responsible. Deductibles are estimated and recorded as expenses in the period incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions in determining the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of sales and expenses during the reporting period. The estimates and assumptions include estimates of collectability of accounts receivable and the realizability of inventory, goodwill and other intangible assets. They also include estimates of cost accruals, environmental liabilities, warranty and product returns, insurance reserves, income taxes, pensions and other postretirement benefits and other factors. Management has exercised reasonableness in deriving these estimates; however, actual results could differ from these estimates.

Segment Reporting

In accordance with the guidance included in Accounting Standards Codification ASC 280, “Segment Reporting,” Holdings reports as one segment. Holdings is in one business, which is the manufacturing and distribution of vehicle parts. The products and services, customer base, distribution channel, manufacturing process, procurement, and economic characteristics are similar throughout all of Holdings’ operations.

Derivative Financial Instruments

Holdings routinely enters into purchase agreements to acquire materials used in the normal course of its operations. In certain instances, a routine purchase agreement may meet the technical definition of a derivative. In all such cases, Holdings elects the “normal purchases” exemption from derivative accounting.

Other than the purchase agreements discussed above, Holdings recognizes derivatives as either assets or liabilities in the balance sheet and measures those instruments at fair value. Changes in the fair value of those instruments will be reported in income or other comprehensive income (loss) depending on the use of the derivative and whether it qualifies for hedge accounting. The accounting for gains and losses associated with changes in the fair value of the derivative, and the effect on the financial statements, will depend on its hedge designation and whether the hedge is highly effective in offsetting changes in the fair value of cash flows of the asset or liability hedged.

Recently Adopted Accounting Guidance

On January 1, 2011, Holdings adopted changes issued by the FASB to the disclosure of pro forma information for business combinations. These changes clarify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. Also, the existing supplemental pro forma disclosures were expanded to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. See Note 2 for the required pro forma information for the UCI Acquisition (as defined in Note 2).

On January 1, 2009, UCI International adopted changes issued by the FASB to consolidation accounting and reporting. These changes establish accounting and reporting for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This guidance defines a noncontrolling interest, previously called a minority interest, as the portion of equity in a subsidiary not attributable, directly or indirectly, to a parent. These changes require, among other items: a noncontrolling interest to be included in the consolidated statement of financial position within equity separate from the parent’s equity; consolidated net income to be reported at amounts inclusive of both the parent’s and noncontrolling interest’s shares and, separately, the amounts of consolidated net income attributable to the parent and noncontrolling interest all on the consolidated statement of operations; and if a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary to be measured at fair value and a gain or loss to be recognized in net income based on such fair value. Other than the change in presentation of noncontrolling interests, the adoption of these changes had no impact on UCI International’s financial statements. The presentation and disclosure requirements of these changes were applied retrospectively.

Recently Issued Accounting Guidance

In June 2011, the FASB issued changes regarding the presentation of comprehensive income effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The amendments require that all non-owner changes in shareholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components followed consecutively by a second statement that should present total other comprehensive income, the components of other comprehensive income, and the total of comprehensive income. The amendment eliminates the option to present the components of other comprehensive income as part of the statement of changes in shareholders’ equity. In addition, the amendments require presentation on the face of the financial statements of reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement(s) where the components of net income and the components of other comprehensive income are presented. Holdings has historically presented the components of other comprehensive income as part of the statement of changes in shareholder’s equity. As such, Holdings will be required to change the presentation of all non-owner changes in shareholder’s equity to the one or two statement approach. Other than the change in presentation of other comprehensive income, the adoption of these changes will not have an effect on Holdings’ financial condition or results of operations.

In September 2011, the FASB issued changes regarding the testing for impairment of goodwill for annual and interim impairment tests performed for fiscal years beginning after December 31, 2011. Under the revised guidance, an entity has the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines that it is more likely than not that the carrying amount of a reporting unit is less than its fair value amount, then performing the two-step impairment test is unnecessary. However, if an entity concludes otherwise, then it is required to perform the first step of the two-step impairment test by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit. If the carrying amount of a reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test to measure the amount of the impairment loss, if any. Under the amendments in this update, an entity has the option to bypass the qualitative assessment for any reporting unit in any period and proceed directly to performing the first step of the two-step goodwill impairment test. An entity may resume performing the qualitative assessment in any subsequent period.

In December 2011, the FASB issued a disclosure requirement for disclosure regarding both gross and net information about financial instruments and transactions eligible for offset in the statement of financial position as well as instruments and transactions subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. This disclosure would include derivatives, repurchase agreements and securities borrowing and lending arrangements. The implementation of the new disclosure requirement is not expected to have a material impact on Holdings’ financial position or results of operations.

Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
ACQUISITIONS

NOTE 2 — ACQUISITIONS

UCI International, Inc.

On November 29, 2010, UCI International, Inc. entered into a Merger Agreement by and among UCI International, Inc., Rank Group Limited (“Rank Group”), and Uncle Acquisition 2010 Corp pursuant to which Uncle Acquisition 2010 Corp agreed to be merged with and into UCI International, Inc., with UCI International, Inc. continuing as the surviving corporation and an affiliate of Rank Group. On January 26, 2011, Holdings, through its indirect subsidiary Uncle Acquisition 2010 Corp, acquired 100% of the outstanding stock of UCI International for a purchase price of $375.0 million and assumed the indebtedness of UCI International (the “UCI Acquisition”). There was no contingent consideration payable.

Funding for the purchase consideration and the refinancing of certain UCI International borrowings that were assumed was provided through a combination of an equity contribution of $320.0 million, additional borrowings, advances from Rank Group and existing cash. See Note 12 for a discussion of the repayment of UCI’s 2010 Credit Facility (as defined in Note 12), the redemption and discharge of UCI International’s Senior PIK Notes (as defined in Note 12) and the UCI Acquisition financing. The UCI Acquisition and transactions consummated to repay and terminate certain UCI International borrowings that were assumed are collectively referred to as the “Transactions.”

The values of the acquired assets and assumed liabilities reflect the allocation of the aggregate purchase price of $375.0 million in accordance with ASC 805, “Business Combinations.” Following a business combination, Holdings has a period of not more than twelve months from the date of the acquisition to finalize the acquisition date fair values of acquired assets and assumed liabilities, including valuations of identifiable intangible assets and property, plant and equipment. The determination of fair values of acquired intangible assets and property, plant and equipment involved a variety of assumptions, including estimates associated with remaining useful lives. At December 31, 2011, amounts presented for the UCI Acquisition have been finalized.

The following table reconciles the preliminary fair value of the assets acquired and liabilities assumed as initially reported to the final fair value of the assets acquired and liabilities assumed adjusted for measurement period adjustments (in millions):

	January 26, 2011 (As Initially Reported)	Measurement Period Adjustments	January 26, 2011 (As Adjusted)
Cash and cash equivalents	$189.7	$—	$189.7
Accounts receivable	265.4	—	265.4
Inventories	164.2	0.5	164.7
Other current assets	15.9	(0.2)	15.7
Restricted cash	16.3	—	16.3
Property, plant and equipment	162.2	(0.3)	161.9
Intangible assets (excluding goodwill)	437.5	10.5	448.0
Other long-term assets	9.2	—	9.2
Accounts payable	(104.3)	—	(104.3)
Short-term borrowings	(0.7)	—	(0.7)
Accrued expenses and other current liabilities	(136.7)	3.1	(133.6)
Long-term debt (including current maturities)	(784.7)	—	(784.7)
Pension and other postretirement liabilities	(79.9)	0.4	(79.5)
Deferred tax liabilities	(89.5)	(7.5)	(97.0)
Other long-term liabilities	(5.5)	0.5	(5.0)

Net assets acquired before goodwill on acquisition	59.1	7.0	66.1
Goodwill on acquisition	315.9	(7.0)	308.9

Net assets acquired	$375.0	$—	$375.0

The measurement period adjustments reflect new information obtained about facts and circumstances that existed at the UCI Acquisition date, primarily related to the completion of valuations of identifiable intangible assets, inventories, property, plant and equipment, unfavorable leases, litigation contingencies and the related deferred income taxes. Accordingly, the carrying amounts of these accounts were retrospectively adjusted as of January 26, 2011. The impact of the retrospective adjustments made in the Successor year ended December 31, 2011 was not material to Holdings’ quarterly results of operations or cash flows from the UCI Acquisition date through December 31, 2011 and, therefore, were reflected in the operating results in the quarter of adjustment.

Merger and acquisition related costs of $11.3 million incurred during the Successor year ended December 31, 2011, are included in a separate line item on the consolidated income statements. During the Predecessor period January 1, 2011 through January 25, 2011, UCI International incurred seller side merger and acquisition costs of $5.2 million. Debt issue costs related to the acquisition financing totaled $22.5 million.

As discussed in Note 1, Holdings was formed on November 26, 2010 for the purpose of consummating the acquisition of UCI International and, consequently, has no financial statements as of and for periods prior to that date. Prior to the UCI Acquisition, Holdings generated no revenue and only incurred merger and acquisition related costs and debt issuance costs of $1.3 million during the Successor period November 26, 2010 through December 31, 2010 in anticipation of the UCI Acquisition.

The following table presents pro forma financial information of the combined entity as though the UCI Acquisition occurred on January 1, 2010 (in millions):

	Year Ended December 31,
	2011	2010
Net sales	$989.0	$945.0
Net income	$0.5	$16.3

The pro forma results of operations have been prepared for comparative purposes only and include certain adjustments to actual financial results. The adjustments include presenting interest expense as if the Transactions had occurred on January 1, 2010, revising estimated amortization and depreciation expense as a result of intangibles and property, plant and equipment acquired being measured at fair value and revising pension expense. The pro forma results of operations were also adjusted to exclude (1) $16.5 million of merger and acquisition costs, (2) $5.9 million of debt commitment fees, (3) $15.1 million of stock-based compensation expense relating to equity incentive awards that vested upon the change in control of UCI International, (4) the loss of $24.2 million on early extinguishment of debt and (5) $16.4 million of higher cost of goods sold resulting from the increase in inventory to fair value over the historical carrying value of acquired inventories as required under purchase accounting. The pro forma results of operations do not purport to be indicative of the results of operations that would have actually resulted had the acquisition occurred on the date indicated or that may result in the future.

Honeywell Automotive Parts Services (Shanghai) Co., Ltd.

On July 29, 2011, UCI International, through its indirect wholly-owned subsidiary, UCI (Shanghai) Trading Company Limited (“UCI (Shanghai)”), acquired certain assets from Honeywell Automotive Parts Services (Shanghai) Co., Ltd. (“FRAM China”) for a purchase price of $1.5 million. The acquired assets principally consisted of inventory, property, plant and equipment and intangible assets.

Restructuring Costs, Net	12 Months Ended
Dec. 31, 2011
Restructuring Costs, Net [Abstract]
RESTRUCTURING COSTS, NET

NOTE 3 — RESTRUCTURING COSTS, NET

Restructuring costs incurred relate to Holdings’ capacity consolidation and business integration activities which are reported in the income statement in “Restructuring costs, net.” The components of restructuring gains (costs), net are as follows (in millions):

	Successor	Predecessor
	Year Ended December 31, 2011	January 1, 2011 through January 25, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Severance	$(1.1)	$—	$—	$—
Cost to maintain land and buildings held for sale	—	—	(0.3)	(0.4)
Gains on sale of buildings	—	—	0.3	1.5
Curtailment and settlement losses	(0.2)	—	(0.6)	(0.2)
Asset impairments	—	—	—	(1.8)
Disposition of joint venture interest	—	—	(1.1)	—

	$(1.3)	$—	$(1.7)	$(0.9)

2011 Activities

During the Successor year ended December 31, 2011, Holdings incurred severance costs of $1.1 million related to business integration activities and cost reduction actions and pension curtailment and settlement losses of $0.2 million related to headcount reductions at its Mexican subsidiaries.

2010 Activities

During the Predecessor year ended December 31, 2010, UCI International recognized a gain of $0.3 million related to the sale of the land and building at a previously idled manufacturing facility. During the Predecessor years ended December 31, 2010 and 2009, UCI International incurred costs of $0.3 million and $0.4 million, respectively, to maintain the land and buildings prior to the sale.

During the Predecessor year ended December 31, 2010, UCI International recorded pension curtailment and settlement losses and other severance costs related to headcount reductions at its Mexican subsidiaries totaling $0.6 million. Additionally, UCI International recorded a non-cash charge of $1.1 million related to the sale of UCI International’s interest in a 51% owned joint venture in 2010 (see Note 20).

2009 Capacity Consolidation and European Realignment Actions

UCI International implemented restructuring plans in 2009 to further align UCI International’s cost structure with customers’ spending and current market conditions. The restructuring plans targeted excess assembly and aluminum casting capacity and restructuring costs of the plan included workforce reductions, facility closures, consolidations and realignments.

UCI International idled a Mexican aluminum casting operation in 2009 and consolidated the capacity into its Chinese casting operation. During that period, UCI International also relocated a small amount of filter manufacturing capacity which resulted in the idling of certain equipment with no alternative use. In connection with these capacity consolidations, UCI International recorded asset impairments of $1.8 million and incurred postemployment benefit plans curtailment costs of $0.1 million.

In order to accommodate expected growth in Europe, UCI International’s Spanish distribution operation was relocated to a new leased facility resulting in the idling and subsequent sale of an owned facility. UCI International recognized a gain of $1.5 million on the sale of this facility in 2009. UCI International incurred other costs of $0.1 million during 2009 associated with the relocation of the facility.

Allowance For Doubtful Accounts	12 Months Ended
Dec. 31, 2011
Allowance For Doubtful Accounts [Abstract]
ALLOWANCE FOR DOUBTFUL ACCOUNTS

NOTE 4 — ALLOWANCE FOR DOUBTFUL ACCOUNTS

Changes in the allowance for doubtful accounts were as follows (in millions):

	Successor	Predecessor
	Year Ended December 31, 2011	January 1, 2011 through January 25, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Beginning of period	$—	$2.8	$3.2	$4.0
Provision for doubtful accounts	1.3	0.1	0.5	0.4
Accounts written off	—	—	(0.9)	(1.2)

End of period	$1.3	$2.9	$2.8	$3.2

In accordance with ASC 850, “Business Combinations,” any risks associated with nonperformance of counterparties are incorporated into the fair value estimate of the accounts receivable. Accordingly, a separate allowance for doubtful accounts was not recorded in the purchase price allocation.

Sales of Receivables	12 Months Ended
Dec. 31, 2011
Sales of Receivables [Abstract]
SALES OF RECEIVABLES

NOTE 5 — SALES OF RECEIVABLES

Holdings has factoring agreements arranged by five customers with eight banks. Under these agreements, Holdings has the ability to sell undivided interests in certain of its receivables to the banks which in turn have the right to sell an undivided interest to a financial institution or other third party. Holdings enters into these relationships at its discretion as part of its overall customer agreements and cash management activities. Pursuant to these agreements, Holdings sold approximately $30.0 million of receivables during the Predecessor period January 1, 2011 through January 25, 2011 and $250.7 million during the Successor year ended December 31, 2011 for a total of $280.7 million for the Combined Year Ended December 31, 2011. Approximately $248.3 million of receivables were sold during 2010.

If receivables had not been factored, $171.3 million and $137.8 million of additional receivables would have been outstanding at December 31, 2011 and 2010, respectively. Holdings retained no rights or interest, and has no obligations, with respect to the sold receivables. Holdings does not service the receivables after the sales.

The sales of receivables were accounted for as a sale and were removed from the balance sheet at the time of the sales. The costs of the sales were discounts deducted by the factoring companies. These costs were $0.5 million during the Predecessor period January 1, 2011 through January 25, 2011 and $4.1 million for the Successor year ended December 31, 2011, for a total of $4.6 million for the Combined Year Ended December 31, 2011. These costs were $3.9 million and $5.5 million in 2010 and 2009, respectively. These costs are recorded in the consolidated income statements in “Miscellaneous, net.”

Inventories	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
INVENTORIES

NOTE 6 — INVENTORIES

The components of inventories were as follows at December 31, (in millions):

	Successor	Predecessor
	2011	2010
Raw materials	$52.0	$50.6
Work in process	25.1	25.8
Finished products	75.7	67.8

	$152.8	$144.2

Holdings determined the fair value of acquired inventories in accordance with ASC 805, “Business Combinations” resulting in an increase of $16.4 million over the historical carrying value of acquired inventories at the time of the UCI Acquisition. The increase of $16.4 million was fully recognized in the Successor’s cost of sales during 2011.

Changes in Holdings’ allowance for excess and obsolete inventory were as follows (in millions):

	Successor	Predecessor
	Year Ended December 31, 2011	January 1, 2011 through January 25, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Beginning of period	$—	$16.1	$15.1	$14.9
Charge to expense	2.3	0.2	3.2	3.1
Inventory written off	(0.4)	—	(2.1)	(3.0)
Other	0.1	0.5	(0.1)	0.1

End of period	$2.0	$16.8	$16.1	$15.1

In accordance with ASC 850, “Business Combinations,” inventories are recorded at fair value which takes into account any impact of excess or obsolete inventory. Accordingly, a separate excess and obsolete inventory valuation reserve was not recorded in the purchase price allocation.

Property, Plant And Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT

NOTE 7 — PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following at December 31, (in millions):

		Successor	Predecessor
	Depreciable Life	2011	2010
Land and improvements	5-10 years (for improvements)	$7.1	$6.1
Building and improvements	5-40 years	44.3	65.3
Equipment	3-15 years	130.5	236.6

		181.9	308.0
Less accumulated depreciation		(28.9)	(172.9)

		$153.0	$135.1

Holdings determined the fair value of acquired property, plant and equipment in accordance with ASC 805, “Business Combinations.” The fair value assigned to acquired property, plant and equipment resulted in an increase of $26.9 million over the historical carrying value of the acquired property, plant and equipment.

Included in equipment shown above are cumulative additions related to capital lease obligations of $1.6 million and $2.6 million at December 31, 2011 and 2010, respectively. The related accumulated depreciation was approximately $0.4 million and $1.8 million at December 31, 2011 and 2010, respectively.

Depreciation expense recognized during the Successor year ended December 31, 2011 was $29.0 million, which included depreciation expense from the date of the UCI Acquisition. Depreciation expense for the Predecessor period January 1, 2011 through January 25, 2011 and the Predecessor years ended December 31, 2010 and 2009 was $2.2 million, $27.3 million and $28.6 million, respectively.

The fair value of Holdings’ asset retirement obligation (“ARO”) is recorded as a liability with the offsetting associated asset retirement costs capitalized as part of the carrying amount of the related buildings. The asset retirement costs are amortized over the useful life of the building. Changes in the ARO resulting from the passage of time are recognized as an increase in the carrying amount of the liability and as accretion expense. The liabilities for ARO were $1.2 million at both December 31, 2011 and 2010.

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Other Intangible Assets [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS

NOTE 8 — GOODWILL AND OTHER INTANGIBLE ASSETS

Changes in goodwill were as follows (in millions):

	Successor	Predecessor
	Year Ended December 31, 2011	January 1, 2011 through January 25, 2011	Year Ended December 31, 2010
Beginning of period	$—	$241.5	$241.5
Goodwill resulting from UCI Acquisition	308.9	—	—
Goodwill resulting from FRAM China acquisition	0.6	—	—
Foreign currency translation	(0.7)	—	—

End of period	$308.8	$241.5	$241.5

The components of other intangible assets were as follows (in millions):

			Successor
			December 31, 2011
	Amortizable Life	Weighted Average Remaining Life	Gross	Impairment	Accumulated Amortization	Foreign Currency	Net
Acquired intangibles assets
Customer relationships	10 - 15 years	12 years	$283.6	—	$(20.3)	$(0.6)	$262.7
Trademarks	5 years	4 years	0.6	—	(0.1)	—	0.5
Trademarks	Indefinite	Indefinite	154.8	(3.8)	—	—	151.0
Integrated
Software system	5 years	4 years	11.0	—	(1.5)	—	9.5

			$450.0	$(3.8)	$(21.9)	$(0.6)	$423.7

Holdings reviews the carrying amounts of intangible assets for impairment annually at December 31st or whenever events or conditions indicate that their net carrying amounts may not be recoverable from estimated undiscounted future cash flows. If it is determined that the estimated net recoverable amount is less than the net carrying amount, a write-down to the asset’s fair value is recognized through a charge to earnings. During the Successor year ended December 31, 2011, Holdings was notified by a customer of its decision to change suppliers to another manufacturer. The resulting impairment analysis indicated that the value of an indefinite lived trade name had been impaired resulting in a trademark impairment loss of $3.8 million related to this trade name. The impairment loss is included in the “Trademark impairment loss” line on the consolidated income statements.

		Predecessor
		December 31, 2010
	Amortizable Life	Gross	Accumulated Amortization	Foreign Currency	Net
Acquired intangibles assets
Customer relationships	3 - 20 years	$62.1	$(36.5)	$—	$25.6
Technologies	10 years	8.9	(7.8)	—	1.1
Trademarks	10 years	4.3	(2.8)	—	1.5
Trademarks	Indefinite	25.5	—	—	25.5
Integrated
Software system	7 years	23.6	(14.3)	—	9.3

		$124.4	$(61.4)	$—	$63.0

The estimated amortization expense related to acquired intangible assets and the integrated software system for each of the succeeding five years is as follows (in millions):

	Acquired Intangible Assets	Integrated Software System
2012	$22.2	$2.2
2013	22.2	2.2
2014	22.2	2.2
2015	22.2	2.2
2016	22.1	0.7

Restricted Cash	12 Months Ended
Dec. 31, 2011
Restricted Cash [Abstract]
RESTRICTED CASH

NOTE 9 — RESTRICTED CASH

At December 31, 2010, UCI International had posted $16.3 million of cash to collateralize certain letters of credit outstanding. The cash collateral totaling $16.3 million is recorded as “Restricted cash” as a component of current assets on the balance sheet at December 31, 2010. This cash was invested in highly liquid, high quality government securities and was not available for general operating purposes as long as the letters of credit remained outstanding or until alternative collateral was posted. In connection with entering into the Senior Secured Credit Facilities (as defined in Note 12), the letters of credit were replaced by letters of credit issued under the Senior Secured Revolving Facility (as defined in Note 12) and the cash collateral was released and became available for general corporate purposes.

Accrued Expenses and Other Liabilities	12 Months Ended
Dec. 31, 2011
Accrued Expenses and Other Current Liabilities [Abstract]
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

NOTE 10 — ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consisted of the following (in millions):

	Successor	Predecessor
	December 31, 2011	December 31, 2010
Salaries and wages	$2.7	$3.1
Bonuses and profit sharing	5.9	8.5
Vacation pay	4.4	4.4
Product returns	55.6	53.7
Rebates, credits and discounts due to customers	11.7	17.4
Insurance	10.8	11.0
Taxes payable	8.0	7.1
Interest	13.2	2.0
Accrued litigation	8.1	11.7
Professional fees	2.9	1.2
Other	7.7	11.2

	$131.0	$131.3

Product Returns Liability	12 Months Ended
Dec. 31, 2011
Product Returns Liability and Commitments and Contingencies [Abstract]
PRODUCT RETURNS LIABILITY

NOTE 11 — PRODUCT RETURNS LIABILITY

The liability for product returns is included in “Accrued expenses and other current liabilities.” This liability includes accruals for estimated parts returned under warranty and for parts returned because of customer excess quantities. Holdings provides warranties for its products’ performance. Warranty periods vary by part. In addition to returns under warranty, Holdings allows its customers to return quantities of parts that the customer determines to be in excess of its current needs. Customer rights to return excess quantities vary by customer and by product category. Generally, these returns are contractually limited to 3% to 5% of the customer’s purchases in the preceding year. While Holdings does not have a contractual obligation to accept excess quantity returns from all customers, common practice for Holdings and the industry is to accept periodic returns of excess quantities from on-going customers. If a customer elects to cease purchasing from Holdings and change to another vendor, it is industry practice for the new vendor, and not Holdings, to accept any inventory returns resulting from the vendor change and any subsequent inventory returns.

Holdings’ management routinely monitors returns data and adjusts estimates based on this data.

The fair value of the product returns liability assumed in the UCI Acquisition was unchanged from the historical carrying value. Changes in Holdings’ product returns accrual were as follows (in millions):

	Successor	Predecessor
	Year Ended December 31, 2011	January 1, 2011 through January 25, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Beginning of period	$—	$53.7	$42.1	$32.0
Addition due to UCI Acquisition	54.6	—	—	—
Cost of unsalvageable parts	(51.3)	(4.0)	(52.0)	(46.4)
Reduction to sales, net of salvage	52.3	4.9	63.6	55.2
Reclassification from other current liabilities	—	—	—	1.3

End of period	$55.6	$54.6	$53.7	$42.1

Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
DEBT

NOTE 12 — DEBT

Debt is summarized as follows (in millions):

	Successor	Predecessor
	December 31, 2011	December 31, 2010
Senior Secured Term Loan Facility	$297.0	$—
Senior Notes	400.0	—
Senior PIK Notes	—	355.1
2010 Term Loan	—	423.9
Short-term borrowings	3.1	3.3
Capital lease obligations	1.1	0.7
Unamortized original issue discount	(1.2)	(8.5)

	700.0	774.5

Less:
Short-term borrowings	3.1	3.3
Current maturities	3.4	4.5

Long-term debt	$693.5	$766.7

Senior Secured Credit Facilities

On January 26, 2011, Holdings, as a guarantor and UCI International as borrower, entered into a $375.0 million senior secured credit facilities agreement (the “Senior Secured Credit Facilities”) comprising a $300.0 million senior secured term loan facility (the “Senior Secured Term Loan Facility”) and a $75.0 million senior secured revolving facility (the “Senior Secured Revolving Facility”). Costs of $9.5 million related to the issuance of the Senior Secured Credit Facilities are recorded as “Deferred Financing Costs” and are being amortized over the life of the Senior Secured Credit Facilities.

The following table provides an overview of the significant terms of the Senior Secured Credit Facilities:

Borrower:	UCI International, Inc.

Facilities:	Senior Secured Revolving Facility: $75.0 million (letter of credit sublimit of $50.0 million) Senior Secured Term Loan Facility: $300.0 million

Incremental Facility Amount:	$235.0 million of incremental term or revolving facilities

Guarantors:	Holdings and certain of its direct and indirect subsidiaries including, among others, UCI and certain of its domestic subsidiaries

Security:	First priority lien on substantially all tangible and intangible assets, as well as outstanding capital stock of UCI and certain of its domestic subsidiaries and 65% of the voting equity interests in certain domestic and first-tier foreign subsidiaries

Term (Maturity Date):	Senior Secured Revolving Facility: 5 years — January 26, 2016 Senior Secured Term Loan Facility: 6.5 years — July 26, 2017

Interest:	At UCI’s option, Eurocurrency Rate (subject to a floor of 1.5%) or Alternate Base Rate (subject to a floor of the three month Adjusted LIBO Rate (as defined in the Senior Secured Credit Facilities) plus 1%), in each case, an applicable margin

Applicable Margin:	Eurocurrency Rate Loans	Alternate Base Rate Loans
	4.0% per annum	3.0% per annum

Fees:	Unused Revolving Credit Facility Commitment Fee: 1.125% per annum Letter of Credit Fees: Outstanding Letter of Credit Fee – 4.0% per annum

Amortization:	Senior Secured Revolving Facility: None Senior Secured Term Loan Facility: 1% per annum, paid quarterly beginning March 31, 2011, balance due July 26, 2017

Optional Prepayments:	Indebtedness under the Senior Secured Credit Facilities may be voluntarily prepaid in whole or in part, subject to minimum amounts and break funding costs or pursuant to auction procedures set forth in the Senior Secured Credit Facilities.

Mandatory Prepayments:	• 100% of net cash proceeds of asset sales (subject to certain exceptions)

• 100% of debt issuances not otherwise permitted by the Senior Secured Credit Facilities

• 50% of excess cash flow with step downs to 25% when Senior Secured Leverage Ratio is less than or equal to 2.0x

Financial Covenants:	(i) Maximum Senior Secured Leverage Ratio; (ii) Minimum Interest Coverage Ratio; and (iii) Maximum Capital Expenditures

Negative Covenants:	The Senior Secured Credit Facilities include certain negative covenants restricting or limiting the ability of Holdings, the borrowers and their material subsidiaries to, among other things: declare dividends or redeem stock; repay certain debt; make loans or investments; guarantee or incur additional debt; incur liens; engage in acquisitions or other business combinations; sell assets; and change the business conducted by Holdings.

At December 31, 2011, letters of credit issued under the Senior Secured Revolving Facility totaled $9.9 million, which reduced the availability under the Senior Secured Revolving Facility to $65.1 million. At December 31, 2011, there were no borrowings outstanding on the Senior Secured Revolving Facility.

Senior Notes

On January 26, 2011, $400.0 million aggregate principal amount of 8.625% Senior Notes due 2019 (the “Senior Notes”), and guarantees thereof were issued. The Senior Notes bear interest at a rate of 8.625% per annum, and interest is payable semi-annually on February 15 and August 15. Costs of $13.0 million, related to the issuance of the Senior Notes, were recorded as “Deferred Financing Costs” and are being amortized over the life of the Senior Notes.

On or after February 15, 2015, Holdings has the option to redeem all or part of the Senior Notes at the following redemption prices (expressed as percentages of principal amount):

Period	Percentage
2015	104.313%
2016	102.156%
2017 and thereafter	100.000%

Notwithstanding the foregoing, at any time and from time to time prior to February 15, 2014, UCI International may at its option redeem in the aggregate up to 35% of the original aggregate principal amount of the Senior Notes with the net cash proceeds of one or more Equity Offerings as defined in the indenture relating to the Senior Notes, at a redemption price of 108.625%, plus accrued and unpaid interest and additional interest, if any, to the redemption date.

Upon the occurrence of certain events constituting a change of control, holders of the Senior Notes have the right to require UCI International to repurchase all or any part of the Senior Notes at a purchase price equal to 101.000% of the principal amount plus accrued and unpaid interest and additional interest, if any, to the repurchase date.

The indebtedness evidenced by the Senior Notes is senior indebtedness of UCI International, is equal in right of payment to all existing and future senior indebtedness of UCI International and is senior in right of payment to all future subordinated indebtedness of UCI International. The Senior Notes are unconditionally guaranteed on a senior basis by Holdings and certain of its subsidiaries. The Senior Notes are effectively subordinated to any secured indebtedness of UCI International (including indebtedness of UCI International outstanding under the Senior Secured Credit Facilities) to the extent of the value of the assets securing such indebtedness.

The indenture governing the Senior Notes contains covenants that restrict the ability of Holdings and its subsidiaries to, among other things, incur additional debt or issue disqualified and preferred stock, make certain payments including payment of dividends or redemption of stock, make certain investments, incur certain liens, sell assets, merge or consolidate with other entities, and enter into transactions with affiliates. As of December 31, 2011, we were in compliance with all covenants.

Predecessor 2010 Credit Facility and Senior PIK Notes

On September 23, 2010, UCI International and UCI entered into a credit facility, with UCI as borrower, and with UCI International and UCI’s domestic subsidiaries as guarantors (the “2010 Credit Facility”). The 2010 Credit Facility provided for borrowings of up to $500.0 million, which consisted of a term loan facility in an aggregate principal amount of $425.0 million (the “2010 Term Loan”), which was fully funded on the closing date of the 2010 Credit Facility, and a revolving credit facility in an aggregate principal amount of $75.0 million (the “2010 Revolving Credit Facility”), none of which was drawn on the closing date. The proceeds of the 2010 Term Loan were used to (i) repay existing borrowings under UCI’s senior credit facility term loan (the “2006 Credit Facility”), (ii) redeem UCI’s existing 9 3/8% senior subordinated notes (the “Previously Outstanding Subordinated Notes”) and (iii) pay transaction costs.

In connection with the UCI Acquisition, the outstanding principal balance of the 2010 Term Loan of $423.9 million was repaid and the 2010 Credit Facility was terminated. In addition, UCI International (i) purchased $315.0 million aggregate principal amount of the Floating Rate Senior PIK Notes (the “Senior PIK Notes”) pursuant to a tender offer which commenced on January 5, 2011, (ii) called for redemption any of the Senior PIK Notes that were not purchased as of the time of the UCI Acquisition and (iii) deposited $41.2 million for the satisfaction and discharge of such remaining Senior PIK Notes with the trustee under the indenture for the Senior PIK Notes. The redemption of the remaining Senior PIK Notes was completed on February 25, 2011.

Loss on Early Extinguishment of 2010 Credit Facility and Senior PIK Notes

UCI International recorded a loss of $24.2 million on the early extinguishment of the 2010 Credit Facility and the Senior PIK Notes as the Predecessor in January 2011. The components of the loss on early extinguishment were as follows (in millions):

Senior PIK Notes call premium and redemption period interest	$5.0
Write-off Senior PIK Notes unamortized original issue discount	3.3
Write-off Senior PIK Notes unamortized deferred financing costs	0.9
Write-off 2010 Credit Facility unamortized original issue discount	5.1
Write-off 2010 Credit Facility unamortized deferred financing costs	8.9
Fees and expenses related to early extinguishment of debt	1.0

$24.2

Short-term Borrowings

Certain of UCI International’s Chinese and Spanish subsidiaries have secured local credit facilities. The Chinese local credit facilities consist of a U.S. Dollar denominated line of credit with a maximum borrowing limit of $3.1 million (CNY 20.0 million) and a Chinese yuan denominated line of credit with a maximum borrowing limit of CNY 20.0 million ($3.1 million at December 31, 2011). The Chinese local credit facilities are secured by certain accounts receivable and buildings. The Spanish local credit facilities consist of a Euro denominated revolving credit facility with a borrowing limit of €2.7 million ($3.5 million at December 31, 2011). The Spanish local credit facilities are collateralized by certain accounts receivable related to the amounts financed.

At December 31, 2011, short-term borrowings included $3.1 million under the Chinese subsidiaries’ credit facility. At December 31, 2010, short-term borrowings included $3.3 million of the Chinese subsidiaries’ notes payable to foreign credit institutions. At December 31, 2011, the interest on the Chinese subsidiaries’ line of credit was 7.9%. At December 31, 2010, the interest rate on the Chinese subsidiaries’ note payable was 3.1% on the U.S. Dollar denominated borrowing and 5.6% on the Chinese yuan denominated borrowing. At December 31, 2011 and 2010, there were no borrowings outstanding under the Spanish local credit facilities.

Swaption Agreement

On September 28, 2010, UCI entered into a “swaption” agreement providing UCI with the right but not the obligation to enter into an interest rate swap on or about March 23, 2012. Upon entering into the Senior Secured Term Loan Facility, the swaption agreement is now connected with this agreement. If UCI exercises the swaption, UCI would effectively convert $212.5 million of variable rate debt under the Senior Secured Term Loan Facility into fixed rate debt with a Eurodollar rate of 2.75% plus the applicable margin under the 2010 Credit Facility for a two-year period ending March 23, 2014. The cost of entering into the swaption was $0.5 million. While UCI considers the swaption to be an effective economic hedge of interest rate risks, UCI did not designate or account for the swaption as a hedge. Changes in the market value of the swaption are recognized currently in income as a component of “Miscellaneous, net.”

Future Repayments

Below is a schedule of required future repayments of all debt outstanding on December 31, 2011 (in millions):

2012	$6.5
2013	3.2
2014	3.3
2015	3.1
2016	3.1
Thereafter	682.0

$701.2

Interest Expense, Net

The following table provides the detail of net interest expense for the respective periods (in millions). No interest was capitalized in 2011, 2010 or 2009.

	Successor	Predecessor
	Year Ended December 31, 2011	January 1, 2011 through January 25, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Interest expense
Senior Secured Term Loan Facility	$15.5	$—	$—	$—
Senior Notes	32.2	—	—	—
Senior PIK Notes	—	2.4	31.2	28.9
2010 Term Loan	—	1.9	6.9	—
2006 Credit Facility	—	—	3.7	6.7
Previously Outstanding Subordinated Notes	—	—	15.7	21.6
Other	1.6	0.1	0.3	0.4

Amortization
Debt issue costs
Senior Secured Term Loan Facility	1.0	—	—	—
Senior Secured Revolving Facility	0.3	—	—	—
Senior Notes	1.0	—	—	—
Senior PIK Notes	—	0.1	0.4	0.3
2010 Term Loan	—	—	0.3	—
2006 Credit Facility	—	—	0.3	0.5
Original issue discounts	0.3	0.2	2.2	2.2

Total interest expense	51.9	4.7	61.0	60.6
Interest income	(0.2)	—	(0.2)	(0.1)

Interest expense, net	$51.7	$4.7	$60.8	$60.5

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

NOTE 13 — INCOME TAXES

The components of income (loss) before income taxes were as follows (in millions):

	Successor		Predecessor
	Year Ended December 31, 2011	November 26, 2010 through December 31, 2010	January 1, 2011 through January 25, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009

Income (loss) before income taxes
United States	$(27.3)	$(1.3)	$(42.7)	$35.8	$8.1
Foreign	7.8	—	0.8	1.7	5.5

	$(19.5)	$(1.3)	$(41.9)	$37.5	$13.6

Components of income tax expense (benefit) were as follows (in millions):

	Successor	Predecessor
	Year Ended December 31, 2011	January 1, 2011 through January 25, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Current
Federal	$—	$0.1	$12.4	$3.5
State	0.8	0.4	2.7	1.0
Foreign	2.9	0.5	1.9	1.3

	3.7	1.0	17.0	5.8

Deferred
Federal	(3.8)	(13.6)	(0.9)	(1.4)
State	(0.6)	(1.2)	—	(0.6)
Foreign	(0.2)	(0.2)	(1.6)	1.3

	(4.6)	(15.0)	(2.5)	(0.7)

	$(0.9)	$(14.0)	$14.5	$5.1

A reconciliation of income taxes computed at the United States Federal statutory tax rate to income tax expense (benefit) follows (in millions):

	Successor		Predecessor
	Year Ended December 31, 2011	November 26, 2010 through December 31, 2010	January 1, 2011 through January 25, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Income (loss) before income taxes	$(19.5)	$(1.3)	$(41.9)	$37.5	$13.6

Income tax expense (benefit) at U.S. Federal statutory rate	$(6.8)	$(0.5)	$(14.7)	$13.1	$4.8
Federal income tax expense related to change in permanently reinvested status of earnings of foreign subsidiaries	3.2	—	—	—	—
U.S. Federal and foreign withholding tax on dividend from foreign subsidiary	2.4	—	—	—	—
Foreign income not taxable, foreign income tax losses not benefited and rate differential	(0.7)	—	—	0.9	0.1
Federal income taxes related to “check the box” election	0.1	—	—	(0.3)	(0.4)
State income taxes, net of Federal income tax benefit	0.1	—	(0.7)	1.8	0.2
Other	0.8	0.5	1.4	(1.0)	0.4

Income tax expense (benefit)	$(0.9)	$—	$(14.0)	$14.5	$5.1

Deferred taxes were attributable to the following at December 31, (in millions):

	Successor	Predecessor
	2011	2010
Deferred tax assets
Pension and postretirement benefits	$26.2	$5.3
Product returns and warranty accruals	21.5	20.5
Inventory valuation	3.1	6.6
Net operating loss carryforwards	19.7	5.0
Vacation accrual	1.5	1.4
Insurance accrual	2.6	2.8
Allowance for doubtful accounts	0.4	0.9
Tax credit carryforwards	0.3	0.3
Pension liability adjustment included in other comprehensive income (loss)	19.2	24.5
Other accrued liabilities	6.3	8.5
Interest disallowance	8.7	—
Other	1.4	2.5

	$110.9	$78.3
Less: valuation allowance for net operating loss carryforwards and foreign tax credit carryforwards	(5.0)	(4.9)

Total deferred tax assets	105.9	73.4

Deferred tax liabilities
Depreciation and amortization	(26.3)	(14.7)
Goodwill amortization for tax, but not book	(3.4)	(24.6)
Acquired intangible assets	(146.9)	(2.8)
Prepaid expenses	(0.8)	(1.7)
Other	(3.3)	(0.2)

Total deferred tax liabilities	(180.7)	(44.0)

Net deferred tax assets (liabilities)	$(74.8)	$29.4

The net deferred tax assets (liabilities) were included in the balance sheet as follows at December 31, (in millions):

	Successor	Predecessor
	2011	2010
Deferred tax assets	$37.9	$38.4
Deferred tax liabilities	(112.7)	(9.0)

Net deferred tax assets (liabilities)	$(74.8)	$29.4

At December 31, 2011, Holdings had $13.7 million of foreign net operating loss carryforwards with no expiration date, $1.8 million of foreign net operating losses which expire between 2017 and 2020 and $0.3 million of foreign tax credit carryforwards which expire in 2023 and 2024. In assessing the realization of the deferred tax assets related to these carryforwards, Holdings determined that it is more likely than not that $4.1 million of the deferred tax assets related to these loss carryforwards and tax credits will not be realized. Therefore, a valuation allowance has been recorded for these carryforwards.

At December 31, 2011, Holdings had various state net operating loss carryforwards totaling $30.3 million which expire at various times. In assessing the realization of the deferred tax assets related to the state carryforwards, Holdings determined that it is more likely than not that $0.9 million of the deferred tax assets related to the state carryforwards will not be realized. Therefore, a valuation allowance has been recorded for these carryforwards.

Realization of the remaining net deferred tax assets is dependent on Holdings generating sufficient taxable income in future years to utilize the benefits of the reversals of temporary differences. Holdings has performed an assessment regarding the realization of the remaining net deferred tax assets, which includes projecting future taxable income, and has determined it is more likely than not that the remaining net deferred tax assets will be realized.

Changes in Holdings’ valuation allowance for deferred tax assets were as follows at December 31, (in millions):

	Successor	Predecessor
	Year Ended December 31, 2011	January 1, 2011 through January 25, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Beginning of period	$—	$4.9	$5.2	$4.2
Additions due to UCI Acquisition	5.3	—	—	—
Provisions	0.2	0.4	0.7	0.4
Deductions	(0.5)	—	(1.0)	0.6

End of period	$5.0	$5.3	$4.9	$5.2

During the 2011, UCI’s Spanish subsidiary paid a dividend of approximately $5.3 million to UCI. No deferred income taxes had been previously recorded for unremitted earnings of the Spanish subsidiary due to previous conclusions that the earnings would be permanently reinvested. Due to the dividend distribution, Holdings provided income tax expense totaling $2.4 million related to the U.S. consequences of the dividend distribution and the foreign withholding taxes. Based upon an updated analysis that concluded that additional distributions are likely in the foreseeable future, Holdings provided deferred income taxes totaling $3.2 million on the remaining unremitted earnings of the Spanish subsidiary during 2011. Holdings does not provide for U.S. income taxes on undistributed earnings of its other foreign subsidiaries that are intended to be permanently reinvested. At December 31, 2011, these undistributed earnings amounted to approximately $22.1 million. Determination of the net amount of unrecognized U.S. income taxes with respect to these earnings is not practicable.

Uncertain Tax Positions

A reconciliation of the beginning and ending amount of unrecognized tax benefits follows (in millions):

	Successor	Predecessor
	Year Ended December 31, 2011	January 1, 2011 through January 25, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Beginning of period	$—	$9.1	$7.7	$7.5
Additions due to UCI Acquisition	9.3	—	—	—
Additions for tax positions related to the current period	0.8	0.2	1.9	1.3
Reductions based on tax positions related to the current period	(0.3)	—	(0.6)	(0.2)
Additions for tax positions of prior years	0.5	—	0.8	0.1
Reductions for tax positions of prior years	—	—	(0.1)	(0.2)
Reduction for lapse of applicable statutes of limitations	(0.4)	—	(0.6)	(0.8)

End of period	$9.9	$9.3	$9.1	$7.7

At December 31, 2011, approximately $4.4 million of the unrecognized tax benefits, if recognized, would change Holdings’ effective tax rate. In 2011, Holdings recorded, as income tax expense, $0.4 million of interest. There were no penalties related to the unrecognized tax benefits recorded. At December 31, 2011, the total interest (net of federal benefit) and penalties accrued related to uncertain tax benefits were $1.2 million and $0.5 million, respectively.

While most of Holdings’ business is conducted within the United States, Holdings also conducts business in several foreign countries. As a result, Holdings and/or one or more of its subsidiaries files income tax returns in the U.S. federal tax jurisdiction and in many state and foreign tax jurisdictions. In the normal course of business, Holdings is subject to examination by tax authorities in these tax jurisdictions. With few exceptions, Holdings is not subject to examination by federal, state or foreign tax authorities for tax years which ended on or before 2005. Chinese tax authorities have commenced a transfer price examination at one of Holdings’ subsidiaries. Other than this examination and routine inquiries, Holdings and its subsidiaries are not currently under examination by tax authorities.

Holdings expects the total unrecognized tax benefits to decline by approximately $0.1 million in 2012. This decline is due to the expiration of applicable statutes of limitations. This amount will impact the effective tax rate.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans [Abstract]
EMPLOYEE BENEFIT PLANS

NOTE 14 — EMPLOYEE BENEFIT PLANS

Defined Benefit Pension Plans

Holdings maintains defined benefit retirement plans covering certain U.S. and non-U.S. employees. Retiree benefits under the defined benefit retirement plans are generally based on years of service and employee compensation. Effective March 15, 2012, certain of the defined benefit retirement plans were amended to freeze the plans for all non-union participants and were replaced with an enhanced benefit under the defined contribution plans.

Obligations and Funded Status

The measurement date used to determine pension obligations is December 31. The following table sets forth the plans’ status (in millions).

	Successor	Predecessor
	December 31, 2011	December 31, 2010
Accumulated benefit obligation	$282.0	$243.3

Change in projected benefit obligations:
Projected benefit obligations at beginning of year	$—	$227.6
Fair value of assumed obligations	250.9	—
Service cost	4.3	4.3
Interest cost	12.7	13.4
Actuarial loss	38.6	21.1
Plan curtailment and settlements	—	0.3
Benefits paid	(9.9)	(10.5)
Currency translation adjustment	(0.3)	0.1

Projected benefit obligations at end of year	$296.3	$256.3

Change in plan assets:
Fair value of plan assets at beginning of year	$—	$166.5
Fair value of plan assets at UCI Acquisition date	181.7	—
Actual return on plan assets	4.9	21.2
Employer contributions	13.7	3.0
Benefits paid	(9.9)	(10.5)
Currency translation adjustment	(0.2)	0.1

Plan assets at end of year	$190.2	$180.3

Funded status, net	$(106.1)	$(76.0)

Amounts recognized in the balance sheet consist of:
“Other long-term assets”	$0.3	$0.8
“Accrued expenses and other current liabilities”	(0.1)	(0.1)
“Pension and other postretirement liabilities”	(106.3)	(76.7)

	$(106.1)	$(76.0)

The $38.6 million net actuarial loss was primarily due to a $39.1 million actuarial loss related to the decrease in the weighted average discount rate assumption of 5.7% at January 26, 2011 to 4.6% at December 31, 2011.

A portion of the above “Funded status, net” has not been recorded in any of Holdings’ or UCI International’s income statements, but instead has been recorded in “Accumulated other comprehensive income (loss).” Amounts recognized in “Accumulated other comprehensive income (loss)” consisted of (in millions):

	Predecessor	Successor
	December 31, 2010	Acquisition Adjustments	2011 Additions	December 31, 2011
Prior service costs	$(2.3)	$2.3	$—	$—
Net actuarial gain (loss)	(59.9)	59.9	(47.0)	(47.0)
Deferred income tax benefit (expense)	23.8	(23.8)	18.4	18.4

Accumulated other comprehensive income (loss)	$(38.4)	$38.4	$(28.6)	$(28.6)

	Predecessor
	December 31, 2009	Amortization and Curtailment in 2010 Pension Expense	2010 Additions	December 31, 2010
Prior service costs	$(2.7)	$0.4	$—	$(2.3)
Net actuarial gain (loss)	(46.3)	0.6	(14.2)	(59.9)
Deferred income tax benefit (expense)	18.8	(0.4)	5.4	23.8

Accumulated other comprehensive income (loss)	$(30.2)	$0.6	$(8.8)	$(38.4)

The amount that will be amortized from “Accumulated other comprehensive income (loss)” during 2012 is $1.0 million. ASC 850, “Business Combination” states that all unrecognized prior service costs and actuarial gains and losses should not be carried forward at acquisition. Accordingly, the “Accumulated other comprehensive income (loss)” at January 25, 2011 was eliminated as part of the purchase price allocation for the UCI Acquisition.

For certain of the pension plans, accumulated benefit obligations (“ABO”) exceed plan assets. For these plans, the combined projected benefit obligation, ABO and fair value of plan assets were $295.5 million, $281.4 million and $189.1 million, respectively, as of December 31, 2011 and $247.9 million, $235.2 million and $171.1 million, respectively, as of December 31, 2010.

Components of Net Periodic Pension Expense

The components of net periodic pension expense were as follows (in millions):

	Successor	Predecessor
	Year Ended December 31, 2011	January 1, 2011 through January 25, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Service cost	$4.3	$0.4	$4.3	$4.4
Interest cost	12.7	1.1	13.4	13.0
Expected return on plan assets	(13.5)	(1.2)	(14.7)	(14.4)
Amortization of prior service cost	—	—	0.3	0.3
Amortization of unrecognized (gain) loss	—	0.2	0.6	0.3
Special termination benefits and curtailment loss recognized	0.2	—	0.6	0.2

	$3.7	$0.5	$4.5	$3.8

In 2011 and 2010, curtailment losses of $0.2 million and $0.6 million, respectively, related to headcount reductions as part of specific actions taken to align the cost structure with current market conditions were recorded.

Assumptions

The following assumptions were used in determining the benefit obligations and net periodic pension expense:

	Successor	Predecessor
	2011	2010	2009
Weighted Average:
Discount rate to determine benefit obligations	4.6%	5.5%	6.0%
Discount rate to determine net costs	5.7%	6.0%	6.2%
Rate of future compensation increases to determine benefit obligation	3.0%	3.5%	3.5%
Rate of future compensation increases to determine net cost	3.5%	3.5%	4.0%
Rate of return on plan assets to determine net cost	8.0%	8.0%	8.0%

The discount rate was determined considering current yield curves representing high quality, long-term fixed income instruments. The discount rate for the U.S. plans is based on a review of high quality (Aa or better) bonds from the Barclay’s Capital bond database.

Plan Assets

Holdings directs the investment of the plans’ assets with the objective of being able to meet current and future benefit payment needs while maximizing total investment returns within the constraints of a prudent level of portfolio risk and diversification. Holdings believes it is prudent to diversify among and within each asset class to decrease portfolio risk while, at the same time, improving the potential for enhanced long-term returns. Equity investments comprise the largest portion of the plan assets because they are believed to provide greater long-term returns than fixed income investments, although with greater short-term volatility. Additionally, Holdings believes that a meaningful allocation to non-U.S. equities will increase portfolio diversification and thereby decrease portfolio risk while, at the same time, providing the potential for enhanced long-term returns. With respect to fixed income investments, Holdings believes that the duration of the fixed income component should approximate the projected benefit obligation duration for better correlation of assets to liabilities.

Derivatives, options and futures are permitted investments but only for the purpose of reducing risk. Derivatives, options and futures are not permitted for speculative purposes. Currently, the use of derivative instruments is not significant when compared to the overall portfolio.

Holdings believes that investment managers with active mandates can reduce portfolio risk below market risk and potentially add value through security selection strategies. Consistent with this belief, Holdings retains the services of professional money managers to provide advice and recommendations to help Holdings discharge its fiduciary responsibilities in furtherance of the plans’ goals. With the services of professional money managers and the asset allocation targets discussed below, Holdings believes that the assumed expected long-term return on plan assets of 8.0% used to determine net pension cost will be achieved.

Holdings has a long-term strategic target for the allocation of plan assets. However, Holdings realizes that actual allocations at any point will vary from this strategic target due to current and anticipated market conditions and required cash flows to and from the plans. The “Permitted Range” anticipates this fluctuation and provides flexibility for the professional managers’ portfolios to vary around the target without a mandatory immediate rebalancing.

	Strategic Target	Permitted Range
U.S. equities	42%	37% to 47%
Foreign equities	23%	18% to 28%
Fixed income	35%	25% to 45%

	100%

The fair value of the plan assets are presented below (in millions).

	Successor		Predecessor
	December 31, 2011	% of Total Plan Assets	December 31, 2010	% of Total Plan Assets
U.S. equities

Large Cap Growth	$16.4		$17.2
Large Cap Value	16.6		16.4
Large Cap Indexed	33.2		28.8
Small and Mid Cap Growth	8.8		9.1
Small and Mid Cap Value	10.3		10.4

Total U.S. equities	85.3	45%	81.9	46%

Non-U.S. equities	36.9	19%	38.4	21%

Fixed income
Short & Mid Duration	20.2		17.0
Long Duration	45.2		37.1
Long Duration Indexed	0.4		5.2

Total fixed income	65.8	35%	59.3	33%

Cash and cash equivalents	2.2	1%	0.7	*

	$190.2	100%	$180.3	100%

*	Less than 1%

The plan assets are primarily invested in comingled collective trusts, as well as a portion in pooled separate accounts of a large, rated A+ (Superior) by A.M. Best insurance company, collectively the “Investment Funds.” The Investment Funds are managed by professional money managers. The following provides a summary of the investment styles of the respective Investment Funds.

Growth Investment Funds — This investment style seeks long-term growth through equity appreciation. Large Cap Growth funds seek long-term appreciation through investment in large market capitalizations similar to companies in the Russell 1000, while the Small and Mid-Cap Growth funds invest in small and mid-market capitalizations similar to companies in the Russell 2500.

Value Investment Funds — This investment style seeks to identify equity securities that are perceived to be undervalued in the marketplace. Large Cap Value funds invest in large market capitalizations similar to companies in the Russell 1000, while the Small and Mid-Cap Value funds invest in small and mid-market capitalizations similar to companies in the Russell 2500.

Large Cap Indexed — This investment style seeks to replicate the S&P 500.

Foreign Equities — This investment style uses multiple sub-advisors including core, value, growth and emerging markets strategies to provide a diversified exposure to non-U.S. equity markets.

Short & Mid Duration Fixed Income — This investment style invests in a diversified portfolio of corporate securities and U.S. Treasuries and Agencies with shorter average durations. This investment style benchmarks against the Barclays Capital Aggregate Index.

Long Duration Fixed Income — This investment style invests in a diversified portfolio of corporate securities and U.S. Treasury securities which have maturities greater than ten years. The asset allocation is weighted much heavier to U.S. investment grade corporate securities.

Long Duration Indexed — This investment style seeks to track the return of the Barclay’s Capital Long Government / Credit Bond Index. This strategy invests in a diversified portfolio of corporate securities and U.S. Treasuries and Agencies which have maturities greater than ten years.

Fair value measurements — The Investment Funds determine their fair value by accumulating the fair values of their underlying investments. The pension plans own undivided interests in the underlying assets of the Investment Funds where no active market exists for the identical investment. Accordingly, the fair value measurements of the Investment Funds are considered Level 2 measurements.

Cash and cash equivalents — Cash and cash equivalents are primarily invested in short-term investment funds which include debt instruments, government issues and repurchase agreements. The short-term investment funds are considered Level 2 measurements.

Cash Flows

Holdings’ funding policy is to fund amounts for pension plans sufficient to maintain a minimum 80% funded level. Holdings expects to contribute approximately $15.4 million to its plans during 2012.

Expected benefit payments are based on the same assumptions used to measure Holdings’ benefit obligations at December 31, 2011 and include estimated future employee service. The future expected pension benefit payments are as follows (in millions):

Expected Pension Benefit Payments
2012	$11.1
2013	11.8
2014	12.5
2015	13.2
2016	14.0
5 years thereafter	81.5

Profit Sharing and Defined Contribution Plans

Certain subsidiaries sponsor defined contribution plans under section 401(k) of the Internal Revenue Code. Eligible participants may elect to defer from 5% to 50% of eligible compensation, subject to certain limitations imposed by the Internal Revenue Code. For some plans, such subsidiaries are required to match employees’ contributions based on formulas which vary by plan. For the remaining plans, matching contributions are discretionary and there were no matching contributions made in 2010. Holdings’ subsidiaries in China participate in government-sponsored defined contribution plans. Holdings’ subsidiary in the United Kingdom sponsors a defined contribution plan.

For the United States plans, profit sharing and defined contribution expense recognized during the Successor year ended December 31, 2011 totaled $2.8 million and the Predecessor period January 1, 2011 through January 25, 2011 was $0.2 million, for a total of $3.0 million for the Combined Year Ended December 31, 2011. United States profit sharing and defined contribution pension expense recognized for the Predecessor years ended December 31, 2010 and 2009 were $1.2 million and $1.1 million, respectively. For the Chinese and United Kingdom plans, defined contribution pension expense recognized during the Successor year ended December 31, 2011 was $0.1 million. Chinese and United Kingdom profit sharing and defined contribution pension plan expense recognized for the Predecessor years ended December 31, 2010 and 2009 were $0.1 million and $0.1 million, respectively.

Other Postretirement Benefits

Certain subsidiaries provide health care and life insurance benefits to eligible retired employees. The plans are partially funded by participant contributions and contain cost-sharing features such as deductibles and coinsurance.

The measurement date used to determine postretirement obligations is December 31. The following table presents information for the postretirement plans (in millions):

	Successor	Predecessor
	Year Ended December 31, 2011	Year Ended December 31, 2010
Change in benefit obligations
Benefit obligations at beginning of year	$—	$9.8
Fair value of assumed obligations	10.3	—
Service cost	0.3	0.3
Interest cost	0.5	0.6
Actuarial loss	1.9	1.0
Benefit paid	(0.6)	(0.7)

Benefit obligations accrued at end of year	$12.4	$11.0

The accrued obligation was included in the balance sheet as follows (in millions):

	Successor	Predecessor
	December 31, 2011	December 31, 2010
Accrued obligation included in “Accrued expenses and other current liabilities”	$0.7	$0.7
Accrued obligation included in “Pension and other postretirement liabilities”	11.7	10.3

	$12.4	$11.0

A portion of the $12.4 million and $11.0 million of accrued liabilities shown above has not been recorded in the income statements, but instead has been recorded in “Accumulated other comprehensive income (loss).” The accumulated amounts in “Accumulated other comprehensive income (loss)” were ($1.9) million (($1.2) million after tax) and ($2.0) million (($1.3) million after tax) at December 31, 2011 and 2010, respectively.

The following were the components of net periodic postretirement benefit cost (in millions):

	Successor	Predecessor
	Year Ended December 31, 2011	January 1, 2011 through January 25, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Service cost	$0.3	$—	$0.3	$0.3
Interest cost	0.5	0.1	0.6	0.6

	$0.8	$0.1	$0.9	$0.9

The following assumptions were used in determining the benefit obligations and net periodic postretirement plan expense:

	Successor	Predecessor
	2011	2010	2009
Weighted average discount rate to determine benefit obligations	4.6%	5.5%	6.0%
Weighted average discount rate to determine net costs	5.7%	6.0%	6.1%

The annual health care cost trend rate used to determine the benefit obligations at December 31, 2011 is assumed to decline from 7.8% in 2012 to 4.5% in 2030. Increasing the assumed healthcare cost trend rates by one percentage point would result in additional annual costs of approximately $0.1 million. Decreasing the assumed health care cost trend rates by one percentage point would result in a decrease of approximately $0.1 million in annual costs. The effect on postretirement benefit obligations at December 31, 2011 of a one percentage point increase would be $0.6 million. The effect of a one percentage point decrease would be $0.5 million.

Holdings funds medical and life insurance benefit costs principally on a pay-as-you-go basis. The pay-as-you-go expenditures for postretirement benefits have not been material. The expected future postretirement benefit payments are as follows (in millions):

Expected Postretirement Benefit Payments
2012	$0.7
2013	0.7
2014	0.7
2015	0.7
2016	0.7
5 years thereafter	4.1

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Product Returns Liability and Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 15 — COMMITMENTS AND CONTINGENCIES

Leases

The following is a schedule of the future minimum payments under operating leases that have non-cancelable lease terms (in millions):

Minimum payments
2012	$5.3
2013	4.0
2014	3.4
2015	3.2
2016	3.2
2017 and thereafter	5.9

$25.0

These lease payments include the payment of certain taxes and other expenses. Rent expense recognized during the Successor year ended December 31, 2011 was $5.4 million and rent expense recognized during the Predecessor period January 1, 2011 through January 25, 2011 was $0.5 million, for a total of $5.9 million for the Combined Year Ended December 31, 2011. Rent expense for the Predecessor years ended December 31, 2010 and 2009 was $5.8 million and $6.3 million, respectively.

Insurance Reserves

Holdings purchases insurance policies for workers’ compensation, automobile and product and general liability. These policies include high deductibles for which Holdings is responsible. These deductibles are estimated and recorded as expenses in the period incurred. Estimates of these expenses are updated each quarter and are adjusted accordingly. These estimates are subject to substantial uncertainty because of several factors that are difficult to predict, including actual claims experience, regulatory changes, litigation trends and changes in inflation. Estimated unpaid losses for which Holdings is responsible are included in the balance sheet in “Accrued expenses and other current liabilities.”

Environmental

Holdings is subject to a variety of federal, state, local and foreign environmental, health and safety laws and regulations, including those governing the discharge of pollutants into the air or water, the management and disposal of hazardous substances or wastes, and the cleanup of contaminated sites. UCI International or its predecessors have been identified as a potentially responsible party, or is otherwise currently responsible, for contamination at five sites. One of these sites is a former facility in Edison, New Jersey (the “New Jersey Site”), where a state agency has ordered UCI International to continue with the monitoring and investigation of chlorinated solvent contamination. The New Jersey Site has been the subject of litigation to determine whether a neighboring facility was responsible for contamination discovered at the New Jersey Site. A judgment has been rendered in that litigation to the effect that the neighboring facility is not responsible for the contamination. UCI International is analyzing what further investigation and remediation, if any, may be required at the New Jersey Site. UCI International is also responsible for a portion of chlorinated solvent contamination at a previously owned site in Solano County, California (the “California Site”), where UCI International, at the request of the regional water board, is investigating and analyzing the nature and extent of the contamination and is conducting some remediation. Based on currently available information, management believes that the cost of the ultimate outcome of the environmental matters related to the New Jersey Site and the California Site will not exceed the $1.2 million accrued at December 31, 2011 by a material amount, if at all. However, because all investigation and analysis has not yet been completed and due to the inherent uncertainty in such environmental matters, it is possible that the ultimate outcome of these matters could have a material adverse effect on the financial results for a single quarter.

In addition to the two matters discussed above, UCI International or its predecessors have been named as a potentially responsible party at a third-party waste disposal site in Calvert City, Kentucky (the “Kentucky Site”). UCI International estimates settlement costs at $0.1 million for this site. During 2011, UCI International completed remediation activities at two of its manufacturing sites (the “Manufacturing Sites”). UCI International also retains responsibility for remediation activities at a former manufacturing site (the “Former Manufacturing Site”) for which remediation settlement costs are estimated to be $0.1 million. In addition, UCI International is party to a remedy plan for an EPA Superfund site in Mayville, Wisconsin (the “Wisconsin Site”) related to hazardous and other waste disposal. Based on the settlement agreement, UCI International estimates its settlement cost at less than $0.1 million. UCI International anticipates that the majority of the $0.3 million reserved for settlement and remediation costs will be spent in the next year. To date, the expenditures related to the Kentucky Site, the Former Manufacturing Site and the Wisconsin Site have been immaterial.

Antitrust Litigation

Starting in 2008, UCI and its wholly owned subsidiary, Champion Laboratories, Inc., (“Champion”), were named as defendants in numerous antitrust complaints originally filed in courts around the country. The complaints allege that several defendant filter manufacturers engaged in price fixing for aftermarket automotive filters in violation of Section 1 of the Sherman Act and/or state law. Some of these complaints are putative class actions on behalf of all persons that purchased aftermarket filters in the U.S. directly from the defendants, from 1999 to the present. Others are putative class actions on behalf of all persons who acquired indirectly aftermarket filters manufactured and/or distributed by one or more of the defendants, from 1999 to the present. The complaints seek treble damages, an injunction against future violations, costs and attorney’s fees.

On August 18, 2008, the Judicial Panel on Multidistrict Litigation, (“JPML”), transferred these cases to the United States District Court for the Northern District of Illinois for coordinated and consolidated pretrial proceedings.

On November 26, 2008, the direct purchaser plaintiffs filed a Consolidated Amended Complaint. This complaint names Champion as one of multiple defendants, but it does not name UCI. The complaint is a putative class action and alleges violations of Section 1 of the Sherman Act in connection with the sale of light duty (i.e., automotive and light truck) oil, air and fuel filters for sale in the aftermarket. The direct purchaser plaintiffs seek treble damages, an injunction against future violations, costs and attorney’s fees.

On January 12, 2009, Champion, but not UCI, was named as one of ten defendants in a related action filed in the Superior Court of California for the County of Los Angeles on behalf of a purported class of direct and indirect purchasers of aftermarket filters. This case has been removed to federal court and transferred to the Northern District of Illinois for coordinated pre-trial proceedings. On February 25, 2010, the California plaintiffs filed an amended complaint on behalf of a putative class of operators of service stations in California who indirectly purchased for resale oil, air, transmission, and fuel filters from defendants.

In 2008, the Office of the Attorney General for the State of Florida issued Antitrust Civil Investigative Demands to Champion and UCI requesting documents and information related to the sale of oil, air, fuel and transmission filters. On April 16, 2009, the Florida Attorney General filed a complaint against Champion and eight other defendants in the Northern District of Illinois. The complaint alleges violations of Section 1 of the Sherman Act and Florida law related to the sale of aftermarket filters. The complaint asserts direct and indirect purchaser claims on behalf of Florida governmental entities and Florida consumers. It seeks treble damages, penalties, fees, costs and an injunction. The Florida Attorney General action is being coordinated with the rest of the filters cases pending in the Northern District of Illinois.

On August 9, 2010, the County of Suffolk, New York, filed a related complaint in the United States District Court for the Eastern District of New York against Champion and eight other defendants on behalf of a purported class of indirect aftermarket filter purchasers consisting of towns, counties, villages, police, fire and sanitation departments and municipalities throughout the United States. The complaint alleges violations of Section 1 of the Sherman Act and New York’s Donnelly Act. The JPML transferred this case to the Northern District of Illinois for coordinated pre-trial proceedings. On April 5, 2011 the parties filed a stipulation dismissing this action without prejudice.

On December 21, 2009, William G. Burch filed a related complaint under seal in the United States District Court for the Northern District of Oklahoma against Champion and other defendants on behalf of the United States as a qui tam relator pursuant to the False Claims Act, 31 U.S.C. § 3729, et seq. On June 10, 2010, the United States filed a Notice of the United States’ Election to Decline Intervention. On June 17, 2010, the court ordered the complaint unsealed and directed Mr. Burch to serve it on the defendants which he has done. The JPML transferred this action to the Northern District of Illinois for coordinated pre-trial proceedings with the other aftermarket filters matters pending there. Mr. Burch filed a First Amended complaint there on November 24, 2010 raising claims under the federal False Claims Act, and similar acts of nineteen states and the District of Columbia. On November 18, 2011, the parties stipulated to dismissal of this action with prejudice as to future complaints by Mr. Burch as a relator. However, the stipulation of dismissal was without prejudice to the rights of the United States to bring an action under the False Claims Act on its own behalf.

On February 24, 2011, the indirect purchaser plaintiffs filed a Fourth Amended Consolidated Indirect Purchaser Complaint. This complaint names Champion as one of multiple defendants, but it does not name UCI. The complaint is a putative class action and alleges violations of Section 1 of the Sherman Act and violations of state antitrust, consumer protection and unfair competition law related to the sale of replacement motor vehicle oil, fuel and engine air filters. The indirect purchaser plaintiffs seek treble damages, penalties and punitive damages where available, an injunction against future violations, disgorgement of profits, costs and attorneys’ fees. Champion’s answer to the third amended complaint was filed on March 25, 2011.

On April 14, 2011, the court entered a 90-day stay of all proceedings in all actions consolidated in the Northern District of Illinois by the JPML. The parties to these consolidated actions jointly requested this stay in light of a pending criminal investigation by the United States Attorney’s Office of the Eastern District of Pennsylvania into evidence and statements related to William G. Burch. On June 21, 2011, the United States Attorney’s Office of the Eastern District of Pennsylvania charged William G. Burch with knowingly and willfully making false and fraudulent statements to the Antitrust Division of the Department of Justice with the intent to impede the Antitrust Division’s investigation. On June 29, 2011, William G. Burch pleaded guilty to these charges and on October 26, 2011, he was sentenced to a prison term of 24 months as well as fines and restitution to the United States of approximately $0.1 million.

On July 14, 2011, at the request of the parties to the consolidated actions, the court extended the stay until August 23, 2011. On August 17, 2011, Champion and other defendants in the consolidated proceedings moved to exclude from evidence in the consolidated proceedings certain evidence and testimony that the class action and Florida plaintiffs obtained from William G. Burch. At a hearing on August 23, 2011, the court continued the stay pending briefing on defendants’ motions. Following additional briefing on the motions to exclude this evidence and testimony by all parties, at a hearing on October 12, 2011, the court took the motions under advisement and continued the stay until a hearing on all motions to be held on January 20, 2012.

On January 20, 2012, the court denied the pending motions without prejudice and lifted the stay. On February 3, 2012, the court issued a scheduling order under which discovery as to the conspiracy element of the plaintiffs’ claims will close on October 31, 2012.

On February 9, 2012, the parties announced that Champion and two other defendants had reached an agreement in principle with all plaintiffs to settle the remaining actions. On March 8, 2012, the parties executed a settlement agreement. This settlement agreement will be subject to approval by the court with respect to the claims by class action plaintiffs but not with respect to the claims by the State of Florida. If the court grants preliminary approval to the proposed settlement, class action counsel must provide notice to prospective class members of the terms of the proposed settlement and their rights thereunder, including the right to opt-out of the proposed settlement class and to object to the terms of the proposed settlement. Following the notice period, class action counsel must obtain final approval of the proposed settlement.

Champion, but not UCI, was also named as one of five defendants in a class action filed in Quebec, Canada in 2008. This action alleges conspiracy violations under the Canadian Competition Act and violations of the obligation to act in good faith related to the sale of aftermarket filters. The plaintiff seeks joint and several liability against the five defendants in the amount of C$5 million in compensatory damages and C$1 million in punitive damages. The plaintiff is seeking authorization to have the matter proceed as a class proceeding, which motion has not yet been ruled on.

Champion, but not UCI, was also named as one of 14 defendants in a class action filed in Ontario, Canada in 2008. This action alleges civil conspiracy, intentional interference with economic interests, and conspiracy violations under the Canadian Competition Act related to the sale of aftermarket filters. The plaintiff seeks joint and several liability against the 14 defendants in the amount of C$150 million in general damages and C$15 million in punitive damages. The plaintiff is also seeking authorization to have the matter proceed as a class proceeding, which motion has not yet been ruled on.

On June 10, 2010, the Office of the Attorney General for the State of Washington issued an Antitrust Civil Investigative Demand to Champion requesting documents and information related to the sale of oil, air, fuel and transmission filters. Champion is cooperating with the Attorney General’s requests.

The Antitrust Division of the Department of Justice (DOJ) investigated the allegations raised in these suits and certain current and former employees of the defendants, including Champion, testified pursuant to subpoenas. On January 21, 2010, DOJ sent a letter to counsel for Champion stating that “the Antitrust Division’s investigation into possible collusion in the replacement auto filters industry is now officially closed.”

During the fourth quarter of 2011, we recorded a provision of $7.8 million related to the aforementioned February 9, 2012 settlement agreement. During the Successor period ended December 31, 2011, and the Predecessor periods January 1, 2011 through January 25, 2011 and the years ended December 31, 2010 and December 31, 2009, we incurred $3.9 million, $0.8 million, $7.2 million and $1.3 million, respectively, defending against these claims. These amounts are included in the consolidated income statements in “Antitrust litigation costs.”

Value-added Tax Receivable

Our Mexican operation has outstanding receivables denominated in Mexican pesos in the amount of $2.0 million from the Mexican Department of Finance and Public Credit. The receivables relate to refunds of Mexican value-added tax, to which UCI International believes it is entitled in the ordinary course of business. The local Mexican tax authorities have rejected our claims for these refunds, and we have commenced litigation in the regional federal administrative and tax courts to order the local tax authorities to process these refunds. During 2010, we recorded a $1.4 million provision due to uncertainties of collection of these receivables.

Patent Litigation

Champion was a defendant in litigation with Parker-Hannifin pursuant to which Parker-Hannifin claimed that certain of Champion’s products infringe a Parker-Hannifin patent. On December 11, 2009, following trial, a jury verdict was reached, finding in favor of Parker-Hannifin with damages of approximately $6.5 million. On May 3, 2010, the court entered a partial judgment in this matter, awarding Parker-Hannifin $6.5 million in damages and a permanent injunction. Both parties filed post-trial motions. Parker-Hannifin sought treble damages and attorneys’ fees. Champion sought a judgment as a matter of law on the issues of infringement and patent invalidity. On March 17, 2011, the court issued an order denying Champion’s motion for a judgment at law and awarding Parker-Hannifin an additional $3.3 million in damages plus attorneys’ fees, originally estimated to be approximately $1.5 million and later revised to record an additional $0.5 million provision. Given that this litigation existed at the date of the UCI Acquisition, the additional $0.5 million provision was recorded in the Predecessor income statement for the period January 1, 2011 through January 25, 2011. On April 15, 2011, Champion appealed the court order and the appeals court subsequently ordered the parties to enter into court-sponsored mediation. On July 18, 2011, Champion and Parker-Hannifin reached a settlement of this litigation, as well as other disputes between the companies. The settlement included the payment of $9.0 million by Champion to Parker-Hannifin, $0.5 million in discounts granted to Champion for future purchases by Champion of Parker-Hannifin products, and the dismissal with prejudice of this case and certain other cases between the companies. Champion made the $9.0 million payment during the third quarter of 2011. During the Successor year ended December 31, 2011, Champion incurred post-trial costs of $0.4 million. During the Predecessor year ended December 31, 2010, Champion incurred post-trial costs of $1.1 million. These costs are included in the consolidated income statements in “Patent litigation costs”.

In order to appeal the judgment in this matter, UCI International posted a letter of credit in the amount of $7.4 million during 2010 and an additional letter of credit in the amount of $5.5 million in the second quarter of 2011 bringing the total letters of credit to $12.9 million. The letters of credit were canceled upon payment of the settlement during the third quarter of 2011.

Champion initially recorded an $11.8 million liability for this matter in the preliminary purchase price allocation based upon the best information that was available at that time. Based upon the new information gained during the measurement period resulting from the settlement discussed above, the preliminary purchase price allocation was adjusted to reduce the liability for this matter. See additional discussion of the reconciliation of the preliminary purchase price allocation to the final allocation in Note 2 — Acquisition of UCI International, Inc. in the consolidated financial statements included elsewhere in this annual report.

Other Litigation

We are subject to various other contingencies, including routine legal proceedings and claims arising out of the normal course of business. These proceedings primarily involve commercial claims, product liability claims, personal injury claims and workers’ compensation claims. The outcome of these lawsuits, legal proceedings and claims cannot be predicted with certainty. Nevertheless, we believe that the outcome of any of these currently existing proceedings, even if determined adversely, would not have a material adverse effect on our financial condition or results of operations.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 16 — RELATED PARTY TRANSACTIONS

Holdings has entered into agreements of indemnification for the benefit of the directors and officers of certain subsidiaries of Holdings, including UCI International and the guarantors of the Senior Notes and the Senior Secured Credit Facilities. In addition to the related party transactions discussed below, from time to time we enter into other transactions with affiliates which are not material to us or our affiliates.

Rank Group

The immediate parent of Holdings is UCI Holdings (No.1) Limited and the ultimate controlling entity is UCI Holdings (No.2) Limited. The ultimate sole shareholder of Holdings is Mr. Graeme Hart. During the Successor year ended December 31, 2011, Rank Group, an entity under the common ultimate control of Mr. Hart, incurred on behalf of Holdings third party professional fees and expenses associated with the UCI Acquisition and related acquisition financing and accounting fees totaling approximately $18.1 million, which were then charged to Holdings. As of December 31, 2011, $0.4 million remained unsettled and were included in “Related party payable” on the consolidated balance sheet. These amounts are expected to be settled in the next twelve months.

During the Successor year ended December 31, 2011, Reynolds Group Holdings Limited (“RGHL”), an affiliate of Rank Group and ultimately owned by our strategic owner, Mr. Hart, billed Holdings for the cost of certain former RGHL employees who became full time Holdings’ employees. RGHL charged Holdings for the cost of these employees during a transition period from the time the employees started working full time for Holdings and the time they were removed from the RGHL payroll. As of December 31, 2011, $0.7 million remained unsettled and was included in “Related party payable” on the consolidated balance sheet. These amounts are expected to be settled in the next twelve months.

Autoparts Holdings Limited

On July 29, 2011, Autoparts Holdings Limited (“Autoparts Holdings”), an affiliate of Rank Group and ultimately owned by our strategic owner, Mr. Hart, completed the acquisition of the automotive consumer products group of Honeywell International Inc. (“FRAM Group”). Although Holdings and Autoparts Holdings are separate legal entities, both are under the common control of Mr. Hart. In addition, UCI International and FRAM Group are operated by a common senior management team.

On July 29, 2011, UCI International entered into a Joint Services Agreement with Autoparts Holdings. Under the agreement, UCI International and Autoparts Holdings each agreed to purchase certain administrative services from the other party. The agreement has an initial term of one year that will be automatically renewed for an additional one year period unless either party gives written notice to the other party of non-renewal no later than ninety days prior to the end of the initial term or renewal term, as applicable. The agreement may be terminated without cause by either party upon 120 days’ advance written notice to the other party. The agreement may also be terminated for breach or termination of affiliation. The agreement contains representations, warranties and indemnity obligations customary for agreements of this type. During the Successor year ended December 31, 2011, UCI International charged Autoparts Holdings a net $0.4 million for services rendered pursuant to this agreement. As of December 31, 2011, UCI International had a receivable from Autoparts Holdings of $0.4 million included in “Related party receivable” on the consolidated balance sheet. These amounts were repaid by February 29, 2012.

The UCI International and FRAM Group businesses each include filtration products. As a result, opportunities exist to realize cost savings and operational efficiencies between the two filtration businesses as well as to consolidate a number of administrative functions to reduce the costs of the respective companies. As a result of our cost sharing and manufacturing arrangements with FRAM Group, on August 11, 2011, FRAM Group announced that it will cease operating at two locations and relocate those operations into other FRAM Group and UCI International filtration manufacturing locations. The first plant closing occurred in the fourth quarter of 2011 and a second plant closing is expected to occur in the second quarter of 2012. UCI International and FRAM Group will continue to maintain their own customer relationships and will continue to supply their existing customers. Where FRAM Group production is relocated to UCI International filtration manufacturing locations, UCI International will manufacture and supply product to FRAM Group in order to meet its customer orders. Product purchase orders will be entered into by UCI International and FRAM Group on an arms’-length basis to document the terms of the sale of product between the two related businesses.

In connection with these actions, Champion entered into an Asset Purchase Agreement, dated March 21, 2012, with FRAM Group to purchase certain equipment for $5.6 million, which will be relocated to Champion’s plant locations. The full amount of the purchase price was paid during the fourth quarter of 2011. As of December 31, 2011, Champion has a balance due from FRAM Group of $2.3 million representing the balance of equipment to be delivered upon closing of the second plant in 2012. During the fourth quarter of 2011, Champion began manufacturing product for FRAM Group on a limited basis. As of December 31, 2011, Champion had an outstanding receivable balance of $0.4 million related to shipment of product to FRAM Group. In addition, Champion purchased inventory totaling $0.5 million from FRAM Group to be consumed in the manufacture of product for FRAM Group. As of December 31, 2011, Champion has a net receivable due from FRAM Group for these items of $2.1 million included in “Related party receivable” on the consolidated balance sheet. The amounts related to purchased inventory and shipment of products will be settled in the normal course of business.

During the year ended December 31, 2011, Holdings incurred costs of approximately $10.4 million related to the implementation of our cost sharing and manufacturing arrangements with FRAM Group. Holdings charged FRAM Group $5.2 million during the Successor year ended December 31, 2011 for FRAM Group’s share of the costs. In addition, Holdings paid $3.0 million on behalf of FRAM Group for certain software licensing costs related to FRAM Group’s separation from Honeywell International, Inc. As of December 31, 2011, these balances totaling $8.2 million remained unpaid and are included in “Related party receivable” on the consolidated balance sheet. The amounts were repaid by February 29, 2012.

As of December 31, 2011, UCI (Shanghai) has a payable of $0.1 million to FRAM Group related to ongoing operations between UCI (Shanghai) and FRAM Group for activity during the year ended December 31, 2011. The payable is included in “Related party payable” on the consolidated balance sheet. During the year ended December 31, 2011, UCI (Shanghai) had net sales of $0.7 million to FRAM Group related to ongoing operations of FRAM China purchased on July 29, 2011.

Management

UCI International has an employment agreement with one of its executive officers providing for annual compensation amounting to approximately $0.5 million per annum plus bonuses and severance pay under certain circumstances. In addition, UCI International has agreements with certain of its other executive officers providing for severance under certain circumstances. The severance agreements generally provide for salary continuation for periods ranging from nine to twenty-four months. Total potential severance for its executive officers amounts to approximately $2.2 million.

Predecessor Owners

In 2003, UCI International entered into a management agreement with TC Group, L.L.C., an affiliate of Carlyle, for management and financial advisory services and oversight to be provided to UCI International and its subsidiaries. Pursuant to this agreement, UCI International paid an annual management fee of $2.0 million and out-of-pocket expenses, and UCI International was permitted to pay Carlyle additional fees associated with financial advisory services and other transactions. The management agreement provided for indemnification of Carlyle against liabilities and expenses arising out of Carlyle’s performance of services under this agreement. The agreement terminated in connection with the UCI Acquisition.

Sales to The Hertz Corporation were $0.8 million and $0.9 million for the years ended December 31, 2010 and 2009, respectively. Affiliates of The Carlyle Group own more than 10% of Hertz Global Holdings, Inc. The Hertz Corporation is an indirect, wholly owned subsidiary of Hertz Global Holdings, Inc.

Sales to Allison Transmission, Inc. were $0.8 million and $0.6 million for the years ended December 31, 2010 and 2009, respectively. Affiliates of The Carlyle Group own more than 10% of Allison Transmission, Inc.

ASC rents a building from its former president. The 2011, 2010 and 2009 rent payments were $1.5 million for each year.

Geographic Information	12 Months Ended
Dec. 31, 2011
Geographic Information [Abstract]
GEOGRAPHIC INFORMATION

NOTE 17 — GEOGRAPHIC INFORMATION

UCI International had the following net sales by region (in millions):

	Successor	Predecessor
	Year Ended December 31, 2011	January 1, 2011 through January 25, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
United States	$767.6	$67.4	$805.4	$755.1
Canada	30.0	2.6	31.4	29.0
Mexico	23.8	2.4	23.5	24.7
United Kingdom	14.1	1.0	15.6	11.6
France	12.6	1.2	10.7	8.6
Germany	7.1	0.5	6.5	5.4
China	6.7	0.2	3.5	7.4
Spain	4.9	0.5	4.4	4.2
Other	43.4	3.0	44.0	39.0

	$910.2	$78.8	$945.0	$885.0

Net long-lived assets by region were as follows (in millions):

	Successor	Predecessor
	December 31, 2011	December 31, 2010
United States	$829.9	$181.0
China	42.7	24.9
Spain	21.2	2.7
Mexico	12.8	6.5
Other	1.0	—
Goodwill	—	241.5

	$907.6	$456.6

Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION

NOTE 18 — STOCK-BASED COMPENSATION

Prior to the UCI Acquisition, UCI International maintained an equity incentive plan, which permitted the granting of options to purchase shares of common stock of UCI International to its employees, directors, and consultants, as well as the granting of restricted shares of UCI International common stock. Options vested over an eight year period, and could accelerate in the event of certain changes in control. The shares of restricted stock vested only upon a change in control of UCI International. As a result of the UCI Acquisition discussed in Note 2, the remaining unvested stock options and restricted stock became vested and the plan was terminated.

Stock Options

In 2011, 2010 and 2009, pre-tax expenses of $0.5 million, $0.4 million and $0.4 million, respectively, were recorded for stock option based compensation by the Predecessor. The stock option based compensation recorded was a non-cash charge.

The Black-Scholes option pricing model was used to estimate fair values of the options as of the date of grant. There were no options granted in 2011 or 2010. The fair value of options granted in 2009 was $29.98. Principal assumptions used in applying the Black-Scholes model were as follows:

Valuation assumptions	2009
Dividend yield	0.00%
Risk-free interest rate	2.92%
Volatility	41.76%
Expected option term in years	8
Weighted average exercise price per share	$58.80
Weighted average market value per share	$58.80

Because of its outstanding debt balances, UCI International did not anticipate paying cash dividends in the foreseeable future and, therefore, used an expected dividend yield of zero. The expected option term is based on the assumption that options will be outstanding throughout their 8-year vesting period. Volatility is based upon the volatility of comparable publicly traded companies. Because UCI International was not publicly traded, the market value of its stock was estimated based upon the valuation of comparable publicly traded companies, the value of reported acquisitions of comparable companies, and discounted cash flows. The exercise price and market value per share amounts presented above were as of the date the stock options were granted.

Immediately preceding the date of the UCI Acquisition, there were 126,815 stock options outstanding. On the acquisition date, 97,926 options were exercised, 28,889 options were forfeited and the plan was terminated. The intrinsic value of options exercised during 2011, 2010 and 2009 was $10.9 million, $0.1 million and $0.1 million, respectively. Proceeds from the exercise of options in 2011, 2010 and 2009 of $1.1 million, $2 thousand and $18 thousand, respectively, were received and retained by UCI International as the Predecessor.

Restricted Stock

The terms of the restricted stock agreement provided that the shares of restricted stock vest only upon a change of control, as defined, of UCI International. The UCI Acquisition resulted in a change of control. At January 25, 2011 there were 107,840 shares outstanding with a weighted average grant date fair value of $31.94 per share. All shares outstanding become vested on the UCI Acquisition date, accordingly, compensation expense of approximately $13.2 million, which was equal to the fair value of the restricted stock at the date of the UCI Acquisition, was recognized by UCI International in the Predecessor period January 1, 2011 through January 25, 2011.

In addition, UCI International incurred approximately $1.4 million of non-recurring costs associated with the stock-based compensation expense in the Predecessor period of January 1, 2011 through January 25, 2011.

During 2009, the Predecessor granted 59,500 shares of restricted stock with an aggregate fair value of $2.9 million.

Fair Value Accounting	12 Months Ended
Dec. 31, 2011
Fair Value Accounting [Abstract]
FAIR VALUE ACCOUNTING

NOTE 19 — FAIR VALUE ACCOUNTING

The accounting guidance on fair value measurements uses the term “inputs” to broadly refer to the assumptions used in estimating fair values. It distinguishes between (i) assumptions based on market data obtained from independent third party sources (“observable inputs”) and (ii) Holdings’ assumptions based on the best information available (“unobservable inputs”). The accounting guidance requires that fair value valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy consists of the three broad levels listed below. The highest priority is given to Level 1, and the lowest is given to Level 3.

Level 1	—	Quoted market prices in active markets for identical assets or liabilities

Level 2	—	Inputs other than Level 1 inputs that are either directly or indirectly observable

Level 3	—	Unobservable inputs developed using Holdings’ estimates and assumptions, which reflect those that market participants would use when valuing an asset or liability

The determination of where an asset or liability falls in the hierarchy requires significant judgment.

Assets measured at fair value on a nonrecurring basis

In 2011 and 2010, no assets were adjusted to their fair values on a nonrecurring basis, except for the impact of the allocation of the UCI Acquisition purchase price.

Fair value of financial instruments

Cash and cash equivalents — The carrying amount of cash equivalents approximates fair value because the original maturity is less than 90 days.

Trade accounts receivable — The carrying amount of trade receivables approximates fair value because of their short outstanding terms.

Trade accounts payable — The carrying amount of trade payables approximates fair value because of their short outstanding terms.

Short-term borrowings — The carrying value of these borrowings equals fair value because their interest rates reflect current market rates.

Long-term debt — The fair value of the Senior Notes at December 31, 2011 was $399.5 million. The estimated fair value of these notes was based on bid/ask prices, as reported by a third party bond pricing service. Due to the infrequency of trades of these notes, these inputs are considered to be Level 2 inputs.

The fair value of the Senior Secured Term Loan Facility at December 31, 2011 was $297.4 million. The estimated fair value of borrowings under the Senior Secured Term Loan Facility was based on the bid/ask prices, as reported by a third party bond pricing service. Due to the infrequency of trades, this input is considered to be a Level 2 input.

The fair value of the Senior PIK Notes at December 31, 2010 was $352.9 million. The estimated fair value of these notes was based on the bid/ask prices, as reported by a third party bond pricing service. Due to the infrequency of trades, this input is considered to be a Level 2 input.

The fair value of the term loan borrowings under the 2010 Credit Facility at December 31, 2010 was $428.7 million. The estimated fair value of borrowings under the UCI 2010 Term Loan was based on information provided by an independent third party who participates in the trading market for debt similar to the term loan. Due to the infrequency of trades, this input is considered to be a Level 2 input.

Swaption — The estimated fair value of the swaption was nil and $1.0 million at December 31, 2011 and 2010, respectively. The estimated fair value of the swaption was based on information provided by an independent third party who participates in the trading market for financial instruments similar to the swaption. Due to the infrequency of trades of similar financial instruments, this input is considered to be a Level 2 input.

Joint Venture Sale	12 Months Ended
Dec. 31, 2011
Joint Venture Sale [Abstract]
Joint Venture Sale

NOTE 20 — JOINT VENTURE SALE

In May 2010, UCI International completed the sale of its entire 51% interest in its Chinese joint venture to its joint venture partner, Shandong Yanzhou Liancheng Metal Products Co. Ltd. (“LMC”). The sale price was approximately $0.9 million, plus the assumption of certain liabilities due to UCI International of approximately $2.4 million, less estimated transaction costs. Cash proceeds at closing, net of transaction costs and cash sold, were $0.3 million. UCI International recorded a non-cash charge of $1.1 million.

The following table summarizes the net book value of the joint venture at the date of sale, proceeds of the sale and the resultant loss (in millions):

Current assets (excluding cash sold of $0.3 million)	$3.4
Long-lived assets	5.1
Current liabilities	(2.6)
Noncurrent liabilities	(0.3)
Noncontrolling interest	(1.8)

Net book value of joint venture investment sold	3.8
Less proceeds:
Liabilities assumed by LMC	2.4
Cash proceeds (net of transaction costs and cash sold)	0.3

Loss on sale of joint venture interest	$1.1

In connection with the sale, UCI International entered into a long-term supply agreement pursuant to which LMC will supply certain components to UCI International. As part of this long-term supply agreement, LMC will purchase from UCI International all the aluminum necessary to produce aluminum parts to be supplied under the agreement.

Other Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2011
Other Comprehensive Income (Loss) [Abstract]
OTHER COMPREHENSIVE INCOME (LOSS)

NOTE 21 — OTHER COMPREHENSIVE INCOME (LOSS)

Accumulated other comprehensive income (loss) was as follows (in millions):

	Predecessor
	Foreign Currency Adjustment	Pension and OPEB Liability	Total Accumulated Other Comprehensive Income (Loss)
Balance at January 1, 2009	$(2.9)	$(36.7)	$(39.6)
2009 change	1.2	5.9	7.1

Balance at December 31, 2009	(1.7)	(30.8)	(32.5)
2010 change	(0.1)	(8.9)	(9.0)

Balance at December 31, 2010	(1.8)	(39.7)	(41.5)
2011 change	0.7	0.1	0.8

Balance at January 25, 2011	$(1.1)	$(39.6)	$(40.7)

	Successor
	Foreign Currency Adjustment	Pension and OPEB Liability	Total Accumulated Other Comprehensive Income (Loss)
Balance at November 26, 2010	$—	$—	$—
2010 change	—	—	—

Balance at December 31, 2010	—	—	—
2011 change	(4.7)	(29.8)	(34.5)

Balance at December 31, 2011	$(4.7)	$(29.8)	$(34.5)

Other Information	12 Months Ended
Dec. 31, 2011
Other Information [Abstract]
OTHER INFORMATION

NOTE 22 — OTHER INFORMATION

Cash payments for interest and income taxes (net of refunds) were as follows (in millions):

	Successor	Predecessor
	Year Ended December 31, 2011	January 1, 2011 through January 25, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Interest	$39.9	$2.7	$27.2	$29.6
Income taxes (net of refunds)	$3.6	$0.3	$14.5	$7.6

Cash payments for interest in the year ended December 31, 2011 by the Successor were $39.9 million, which included $3.9 million of interest on the Senior PIK Notes that accrued from December 15, 2010, the last date that interest was paid through issuance of new Senior PIK Notes.

At December 31, 2011, there were 1,001 ordinary shares of Holdings authorized, issued and outstanding.

During the Successor year ended December 31, 2011, Holdings entered into leases accounted for as capital leases. The capitalized lease asset and capitalized leased obligation was $0.7 million at the inception of the leases. There were no new capital leases entered into during the year ended December 31, 2010.

Concentration of Risk	12 Months Ended
Dec. 31, 2011
Concentration of Risk [Abstract]
CONCENTRATION OF RISK

NOTE 23 — CONCENTRATION OF RISK

Holdings places its cash investments with a relatively small number of high quality financial institutions. Substantially all of the cash and cash equivalents, including foreign cash balances at December 31, 2011 and 2010, were uninsured. Foreign cash balances at December 31, 2011 and 2010 were $12.1 million and $9.4 million, respectively.

Holdings sells vehicle parts to a wide base of customers primarily in the automotive aftermarket. Holdings has outstanding receivables owed by these customers and to date has experienced no significant collection problems. Sales to a single customer, AutoZone, accounted for 32.1%, 31.2% and 29.9% of total net sales for the Combined Year Ended December 31, 2011 and Predecessor years ended December 31, 2010 and 2009, respectively. No other customer accounted for more than 10% of total net sales for the years ended December 31, 2011, 2010 and 2009. At December 31, 2011 and 2010, the receivable balances from AutoZone were $141.6 million and $121.6 million, respectively.

Quarterly Financial Information (Unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information (Unaudited) [Abstract]
QUARTERLY FINANCIAL INFORMATION (unaudited)

NOTE 24 — QUARTERLY FINANCIAL INFORMATION (unaudited)

The following is a summary of the unaudited quarterly results of operations. Holdings believes that all adjustments considered necessary for a fair presentation in accordance with generally accepted accounting principles have been included (in millions).

	Successor	Predecessor	Combined	Successor
	Quarter Ended March 31, 2011	January 1, 2011 through January 25, 2011	Quarter Ended March 31, 2011	Quarter Ended June 30, 2011	Quarter Ended September 30, 2011	Quarter Ended December 31, 2011
Net sales	$166.7	$78.8	$245.5	$251.9	$254.2	$237.4
Gross profit	22.8	18.5	41.3	60.2	63.2	53.6
Net income (loss) attributable to UCI Holdings Limited	(20.2)	(27.9)	(48.1)	5.9	2.0	(6.3)

	Predecessor
	Quarter Ended March 31, 2010	Quarter Ended June 30, 2010	Quarter Ended September 30, 2010	Quarter Ended December 31, 2010
Net sales	$230.3	$236.2	$241.5	$237.0
Gross profit	57.2	60.0	62.0	57.2
Net income attributable to UCI International, Inc.	6.6	8.9	4.4	3.1

Holdings’ quarterly results were affected by the gains and (losses) described in Notes 2, 3, 6, 12, 15 and 18. Below is a summary of the gains and (losses). None of these gains and (losses) affected net sales or gross profit. The amounts below are after-tax amounts (in millions):

		Successor	Predecessor	Combined	Successor
		Quarter Ended March 31, 2011	January 1, 2011 through January 25, 2011	Quarter Ended March 31, 2011	Quarter Ended June 30, 2011	Quarter Ended September 30, 2011	Quarter Ended December 31, 2011
Note 2	Merger and acquisition costs	$(5.2)	$(3.1)	$(8.3)	$(1.5)	$(0.1)	$—
Note 3	Restructuring costs	(0.1)	—	(0.1)	(0.4)	(0.1)	(0.2)
Note 6	Inventory step-up	(9.6)	—	(9.6)	(0.3)	—	—
Note 8	Trademark impairment loss	—	—	—	—	—	(2.3)
Note 12	Loss on early extinguishment of debt	—	(14.7)	(14.7)	—	—	—
Note 15	Antitrust litigation costs	(1.4)	(0.5)	(1.9)	(0.4)	(0.4)	(4.9)
Note 15	Patent litigation costs	—	(0.3)	(0.3)	(0.1)	(0.1)	—
Note 18	Stock-based compensation expense	—	(9.2)	(9.2)	—	—	—

		Predecessor
		Quarter Ended March 31, 2010	Quarter Ended June 30, 2010	Quarter Ended September 30, 2010	Quarter Ended December 31, 2010
Note 2	Merger and acquisition costs	$—	$—	$—	$—
Note 3	Restructuring costs	(1.3)	(0.2)	0.2	0.3
Note 12	Loss on early extinguishment of debt	—	—	(5.4)	—
Note 15	Antitrust litigation costs	(0.6)	(1.5)	(1.3)	(1.1)
Note 15	Patent litigation costs	(0.6)	(0.1)	—	(3.0)
Note 18	Stock-based compensation expense	(0.1)	—	(0.1)	(0.1)

Guarantor and Non-Guarantor Financial Statements	12 Months Ended
Dec. 31, 2011
Guarantor and Non Guarantor Financial Statements [Abstract]
GUARANTOR AND NON-GUARANTOR FINANCIAL STATEMENTS

NOTE 25 — GUARANTOR AND NON-GUARANTOR FINANCIAL STATEMENTS

Certain of Holdings’ subsidiaries have guaranteed UCI International’s obligations under the Senior Notes described in Note 12. Certain of Holdings’ subsidiaries have entered into guarantee and security arrangements in respect of UCI International’s indebtedness under the Senior Secured Credit Facilities described in Note 12.

The condensed financial information for the Successor that follows includes condensed financial statements for (a) Holdings, which is the parent of UCI International and a guarantor of the Senior Notes, (b) UCI International, which is the issuer of the Senior Notes and borrower under the Senior Secured Credit Facilities, (c) certain of the domestic subsidiaries, which guarantee the Senior Notes and borrowings under the Senior Secured Credit Facilities (the “Guarantor Subsidiaries”), (d) the foreign subsidiaries and certain domestic subsidiaries which do not guarantee the Senior Notes and borrowings under the Senior Secured Credit Facilities (the “Non-Guarantor Subsidiaries”), and (e) consolidated Holdings. Also included are consolidating entries, which principally consist of eliminations of investments in consolidated subsidiaries and intercompany balances and transactions. The overall allocation of the UCI Acquisition purchase price was finalized at December 31, 2011. However, the allocation of goodwill at December 31, 2011 among the Guarantor Subsidiaries and Non-Guarantor Subsidiaries has been prepared on a preliminary basis and will be finalized during the first quarter of 2012.

The condensed financial information for the Predecessor that follows includes condensed financial statements for (a) UCI International, which is the issuer of the Senior Notes and borrower under the Senior Secured Credit Facilities, (b) the Guarantor Subsidiaries, (c) the Non-Guarantor Subsidiaries, and (d) consolidated UCI International. Also included are consolidating entries, which principally consist of eliminations of investments in consolidated subsidiaries and intercompany balances and transactions.

Separate financial statements of the Guarantor Subsidiaries are not presented because their guarantees are full and unconditional and joint and several.

Condensed Consolidating Balance Sheet

December 31, 2011

(in thousands)

	UCI Holdings Limited Consolidated	Eliminations	Parent Guarantor UCI Holdings Limited	Issuer UCI International	Guarantor Subsidiaries	Non-Guarantor Subsidiaries
Assets
Current assets
Cash and cash equivalents	$67,697	$—	$—	$16	$55,575	$12,106
Intercompany receivables - current	—	(59,347)	—	—	36,073	23,274
Accounts receivable, net	256,679	—	—	—	238,495	18,184
Related party receivable	10,760	—	—	—	10,760	—
Inventories, net	152,818	—	—	—	129,623	23,195
Deferred tax assets	37,894	—	—	1,380	36,475	39
Other current assets	15,375	—	—	58	9,346	5,971

Total current assets	541,223	(59,347)	—	1,454	516,347	82,769
Property, plant and equipment, net	153,044	—	—	—	113,328	39,716
Investment in subsidiaries	—	(1,042,250)	265,686	682,964	93,600	—
Goodwill	308,821	—	—	—	277,445	31,376
Other intangible assets, net	423,687	—	—	—	415,196	8,491
Intercompany receivables non-current	—	(8,754)	—	254,756	(246,002)	—
Deferred financing costs, net	20,176	—	—	20,176	—	—
Other long-term assets	1,822	—	—	—	1,060	762

Total assets	$1,448,773	$(1,110,351)	$265,686	$959,350	$1,170,974	$163,114

Liabilities and shareholder’s equity
Current liabilities
Accounts payable	$117,687	$—	$—	$—	$97,616	$20,071
Short-term borrowings	3,169	—	—	—	—	3,169
Current maturities of long-term debt	3,373	—	—	3,000	373	—
Related party payable	1,249	—	—	—	1,150	99
Intercompany payables - current	—	(59,347)	35	426	34,021	24,865
Accrued expenses and other current liabilities	130,980	—	—	14,485	110,543	5,952

Total current liabilities	256,458	(59,347)	35	17,911	243,703	54,156
Long-term debt, less current maturities	693,485	—	—	692,779	706	—
Pension and other postretirement liabilities	118,040	—	—	—	117,784	256
Deferred tax liabilities	112,714	—	—	(17,026)	124,362	5,378
Intercompany payables - non-current	—	(8,754)	—	—	—	8,754
Other long-term liabilities	2,425	—	—	—	1,455	970
Total shareholder’s equity (deficit)	265,651	(1,042,250)	265,651	265,686	682,964	93,600

Total liabilities and shareholder’s equity (deficit)	$1,448,773	$(1,110,351)	$265,686	$959,350	$1,170,974	$163,114

Condensed Consolidating Balance Sheet

December 31, 2010

(in thousands)

	UCI International Consolidated	Eliminations	UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries
Assets
Current assets
Cash and cash equivalents	$200,330	$—	$17	$190,865	$9,448
Accounts receivable, net	271,832	—	—	255,999	15,833
Inventories, net	144,156	—	—	117,996	26,160
Deferred tax assets	38,377	—	175	37,659	543
Restricted cash	16,290	—	—	16,290	—
Other current assets	17,663	—	84	8,531	9,048

Total current assets	688,648	—	276	627,340	61,032
Property, plant and equipment, net	135,060	—	—	102,307	32,753
Investment in subsidiaries	—	(400,182)	339,047	61,135	—
Goodwill	241,461	—	—	241,461	—
Other intangible assets, net	63,048	—	—	62,215	833
Deferred financing costs, net	9,937	—	951	8,986	—
Other long-term assets	7,103	—	—	5,600	1,503

Total assets	$1,145,257	$(400,182)	$340,274	$1,109,044	$96,121

Liabilities and shareholder’s equity
Current liabilities
Accounts payable	$115,159	$—	$—	$97,434	$17,725
Short-term borrowings	3,271	—	—	—	3,271
Current maturities of long-term debt	4,473	—	—	4,473	—
Accrued expenses and other current liabilities	131,331	—	4,234	120,806	6,291

Total current liabilities	254,234	—	4,234	222,713	27,287
Long-term debt, less current maturities	766,735	—	351,697	415,038	—
Pension and other postretirement liabilities	87,040	—	—	86,159	881
Deferred tax liabilities	8,975	—	59	8,485	431
Other long-term liabilities	4,636	—	—	3,853	783
Intercompany payables (receivables)	—		(39,353)	33,749	5,604
Total shareholder’s equity (deficit)	23,637	(400,182)	23,637	339,047	61,135

Total liabilities and shareholder’s equity (deficit)	$1,145,257	$(400,182)	$340,274	$1,109,044	$96,121

Condensed Consolidating Income Statement

Year Ended December 31, 2011

(in thousands)

	UCI Holdings Limited Consolidated	Eliminations	Parent Guarantor UCI Holdings Limited	Issuer UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries

Net sales	$910,179	$(106,994)	$—	$—	$862,435	$154,738
Cost of sales	710,360	(106,994)	—	—	683,367	133,987

Gross profit	199,819	—	—	—	179,068	20,751
Operating expenses
Selling and warehousing	(66,212)	—	—	—	(59,281)	(6,931)
General and administrative	(41,612)	—	(34)	(6,972)	(29,253)	(5,353)
Amortization of acquired intangible assets	(20,378)	—	—	—	(19,457)	(921)
Merger and acquisition costs	(11,331)	—	—	(11,331)	—	—
Restructuring costs, net	(1,275)	—	—	—	(1,124)	(151)
Trademark impairment loss	(3,800)	—	—	—	(3,800)	—
Patent litigation costs	(387)	—	—	—	(387)	—
Antitrust litigation costs	(11,731)	—	—	—	(11,731)	—

Operating income (loss)	43,093	—	(34)	(18,303)	54,035	7,395
Other expense
Interest expense, net	(51,691)	—	—	(51,813)	(59)	181
Intercompany interest	—	—	—	20,726	(20,399)	(327)
Debt commitment fees	(5,945)	—	—	(5,945)	—	—
Miscellaneous, net	(4,974)	—	—	—	(5,206)	232

Income (loss) before income taxes	(19,517)	—	(34)	(55,335)	28,371	7,481
Income tax (expense) benefit	906	—	—	20,166	(16,584)	(2,676)

Net income (loss) before equity in earnings of subsidiaries	(18,611)	—	(34)	(35,169)	11,787	4,805
Equity in earnings of subsidiaries	—	(2,820)	(18,577)	16,592	4,805	—

Net income (loss)	$(18,611)	$(2,820)	$(18,611)	$(18,577)	$16,592	$4,805

Condensed Consolidating Income Statement

January 1, 2011 Through January 25, 2011

(in thousands)

	UCI International Consolidated	Eliminations	UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries

Net sales	$78,842	$(9,872)	$—	$75,222	$13,492
Cost of sales	60,296	(9,872)	—	58,257	11,911

Gross profit	18,546	—	—	16,965	1,581
Operating expenses
Selling and warehousing	(5,167)	—	—	(4,575)	(592)
General and administrative	(3,577)	—	—	(3,274)	(303)
Amortization of acquired intangible assets	(405)	—	—	(405)	—
Merger and acquisition costs	(5,170)	—	(5,154)	(16)	—
Stock-based compensation expense	(15,082)	—	—	(15,082)	—
Patent litigation costs	(500)	—	—	(500)	—
Antitrust litigation costs	(813)	—	—	(813)	—

Operating income (loss)	(12,168)	—	(5,154)	(7,700)	686
Other expense
Interest expense, net	(4,663)	—	(2,504)	(2,166)	7
Intercompany interest	—	—	—	30	(30)
Management fee expense	(139)	—	—	(139)	—
Loss on early extinguishment of debt	(24,153)	—	(10,004)	(14,149)	—
Miscellaneous, net	(727)	—	—	(727)	—

Income (loss) before income taxes	(41,850)	—	(17,662)	(24,851)	663
Income tax (expense) benefit	13,952	—	6,822	7,324	(194)

Net income (loss) before equity in earnings of subsidiaries	(27,898)	—	(10,840)	(17,527)	469
Equity in earnings of subsidiaries	—	16,589	(17,058)	469	—

Net income (loss)	$(27,898)	$16,589	$(27,898)	$(17,058)	$469

Condensed Consolidating Income Statement

Year Ended December 31, 2010

(in thousands)

	UCI International Consolidated	Eliminations	UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries

Net sales	$944,983	$(104,564)	$—	$902,979	$146,568
Cost of sales	708,581	(104,564)	—	681,219	131,926

Gross profit	236,402	—	—	221,760	14,642
Operating expenses
Selling and warehousing	(60,550)	—	—	(53,955)	(6,595)
General and administrative	(43,005)	—	(6,472)	(31,926)	(4,607)
Amortization of acquired intangible assets	(5,219)	—	—	(5,219)	—
Restructuring costs, net	(1,655)	—	—	49	(1,704)
Stock-based compensation expense	(443)	—	—	(443)	—
Patent litigation costs	(5,869)	—	—	(5,869)	—
Antitrust litigation costs	(7,195)	—	—	(7,195)	—

Operating income (loss)	112,466	—	(6,472)	117,202	1,736
Other income (expense)
Interest expense, net	(60,829)	—	(32,837)	(27,988)	(4)
Intercompany interest	—			350	(350)
Management fee expense	(2,000)	—	—	(2,000)	—
Loss on early extinguishment of debt	(8,687)	—	(25)	(8,662)	—
Miscellaneous, net	(3,433)	—	—	(3,433)	—

Income (loss) before income taxes	37,517	—	(39,334)	75,469	1,382
Income tax (expense) benefit	(14,552)	—	12,901	(27,342)	(111)

Net income (loss) before equity in earnings of subsidiaries	22,965	—	(26,433)	48,127	1,271
Equity in earnings of subsidiaries	—	(50,743)	49,435	1,308	—

Net income (loss)	22,965	(50,743)	23,002	49,435	1,271
Less: Loss attributable to noncontrolling interests	(37)	—	—	—	(37)

Net income (loss) attributable to UCI International, Inc.	$23,002	$(50,743)	$23,002	$49,435	$1,308

Condensed Consolidating Income Statement

Year Ended December 31, 2009

(in thousands)

	UCI International Consolidated	Eliminations	UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries

Net sales	$884,954	$(104,585)	$—	$842,830	$146,709
Cost of sales	688,192	(104,585)	—	662,574	130,203

Gross profit	196,762	—	—	180,256	16,506
Operating expenses
Selling and warehousing	(56,598)	—	—	(50,829)	(5,769)
General and administrative	(43,228)	—	(2,238)	(35,830)	(5,160)
Amortization of acquired intangible assets	(5,758)	—	—	(5,758)	—
Restructuring costs, net	(923)	—	—	(1,371)	448
Stock-based compensation expense	(350)	—	—	(350)	—
Patent litigation costs	(7,002)	—	—	(7,002)	—
Antitrust litigation costs	(1,349)	—	—	(1,349)	—

Operating income (loss)	81,554	—	(2,238)	77,767	6,025
Other income (expense)
Interest expense, net	(60,469)	—	(30,468)	(29,843)	(158)
Intercompany interest	—			494	(494)
Management fee expense	(2,000)	—	—	(2,000)	—
Miscellaneous, net	(5,458)	—	—	(5,458)	—

Income (loss) before income taxes	13,627	—	(32,706)	40,960	5,373
Income tax (expense) benefit	(5,105)	—	11,272	(14,192)	(2,185)

Net income (loss) before equity in earnings of subsidiaries	8,522	—	(21,434)	26,768	3,188
Equity in earnings of subsidiaries	—	(34,504)	30,636	3,868	—

Net income (loss)	8,522	(34,504)	9,202	30,636	3,188
Less: Loss attributable to noncontrolling interests	(680)	—	—	—	(680)

Net income (loss) attributable to UCI International, Inc.	$9,202	$(34,504)	$9,202	$30,636	$3,868

Condensed Consolidating Statement of Cash Flow

Year Ended December 31, 2011

(in thousands)

	UCI Holdings Limited Consolidated	Eliminations	Parent Guarantor UCI Holdings Limited	Issuer UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries
Net cash provided by (used in) operating activities	$55,662	$—	$—	$(56,800)	$108,297	$4,165

Cash flows from investing activities:
Acquisition of UCI International, Inc., net of cash acquired	(185,268)	—	—	(375,000)	180,086	9,646
Acquisition of FRAM China assets	(1,500)	—	—	—	—	(1,500)
Investment in subsidiaries	—	320,000	(320,000)	—	—	—
Capital expenditures	(24,675)	—	—	—	(21,172)	(3,503)
Proceeds from sale of property, plant and equipment	176	—	—	—	151	25
Decrease in restricted cash	16,290	—	—	—	16,290	—

Net cash provided by (used in) investing activities	(194,977)	320,000	(320,000)	(375,000)	175,355	4,668

Cash flows from financing activities:
Issuances of debt	3,147	—	—	—	—	3,147
Debt repayments	(3,956)	—	—	(3,000)	(288)	(668)
Payment of deferred financing costs	(20,259)	—	—	(20,259)	—	—
Payment of debt commitment fees	(5,945)	—	—	(5,945)	—	—
Proceeds from Senior Secured Credit Facilities (net of original issue discount of $1,500)	298,500	—	—	298,500	—	—
Issuance of Senior Notes	400,000	—	—	400,000	—	—
Repayment of 2010 Credit Facility	(423,938)	—	—	—	(423,938)	—
Redemption of Senior PIK Notes, including call premium and redemption period interest	(360,115)	—	—	(360,115)	—	—
Equity contribution	320,000	(320,000)	320,000	320,000	—	—
Change in intercompany indebtedness	—	—	—	(197,365)	196,149	1,216

Net cash provided by (used in) financing activities	207,434	(320,000)	320,000	431,816	(228,077)	3,695
Effect of exchange rate changes on cash	(422)	—	—	—	—	(422)

Net increase (decrease) in cash and cash equivalents	67,697	—	—	16	55,575	12,106
Cash and cash equivalents at beginning of period	—	—	—	—	—	—

Cash and cash equivalents at end of period	$67,697	$—	$—	$16	$55,575	$12,106

Condensed Consolidating Statement of Cash Flows

January 1, 2011 through January 25, 2011

(in thousands)

	UCI International Consolidated	Eliminations	UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries
Net cash provided by (used in) operating activities	$(9,341)	$—	$(8,427)	$(865)	$(49)

Cash flows from investing activities:	—
Capital expenditures	(1,571)	—	—	(1,430)	(141)

Net cash used in investing activities	(1,571)	—	—	(1,430)	(141)

Cash flows from financing activities:
Debt repayments	(2,633)	—	—	(30)	(2,603)
Payment of deferred financing costs	(920)	—	(920)	—	—
Proceeds from exercise of stock options	1,077	—	1,077	—	—
Excess tax benefits from share-based payments	2,661	—	2,661	—	—
Change in intercompany indebtedness	—	—	5,609	(8,472)	2,863

Net cash provided by (used in) financing activities	185	—	8,427	(8,502)	260
Effect of exchange rate changes on cash	127	—	—	—	127

Net increase (decrease) in cash and cash equivalents	(10,600)	—	—	(10,797)	197
Cash and cash equivalents at beginning of period	200,330	—	17	190,865	9,448

Cash and cash equivalents at end of period	$189,730	$—	$17	$180,068	$9,645

Condensed Consolidating Statement of Cash Flows

Year Ended December 31, 2010

(in thousands)

	UCI International Consolidated	Eliminations	UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries
Net cash provided by (used in) operating activities	$113,340	$—	$(3,633)	$111,754	$5,219

Cash flows from investing activities:
Capital expenditures	(21,298)	—	—	(16,114)	(5,184)
Proceeds from sale of property, plant and equipment	437	—	—	352	85
Proceeds from sale of joint venture interest (net of transaction costs and cash sold)	272	—	—	—	272
Increase in restricted cash	(6,890)	—	—	(6,890)	—

Net cash used in investing activities	(27,479)	—	—	(22,652)	(4,827)

Cash flows from financing activities:
Issuances of debt	11,917	—	—	—	11,917
Proceeds of 2010 Credit Facility	419,625	—	—	419,625	—
Payment of deferred financing costs	(9,893)	—	—	(9,893)	—
Repayment of 2006 Credit Facility	(190,000)	—	—	(190,000)	—
Redemption of Previously Outstanding Subordinated Notes	(235,512)	—	—	(235,512)	—
Debt repayments	(13,439)	—	—	(1,333)	(12,106)
Proceeds from the exercise of stock options	2		2
Change in intercompany indebtedness	—	—	3,619	(4,628)	1,009

Net cash provided by (used in) financing activities	(17,300)	—	3,621	(21,741)	820
Effect of exchange rate changes on cash	(173)	—	—	—	(173)

Net increase (decrease) in cash and cash equivalents	68,388	—	(12)	67,361	1,039
Cash and cash equivalents at beginning of period	131,942	—	29	123,504	8,409

Cash and cash equivalents at end of period	$200,330	$—	$17	$190,865	$9,448

Condensed Consolidating Statement of Cash Flows

Year Ended December 31, 2009

(in thousands)

	UCI International Consolidated	Eliminations	UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries
Net cash provided by (used in) operating activities	$129,281	$—	$(4,247)	$108,077	$25,451

Cash flows from investing activities:
Capital expenditures	(15,266)	—	—	(10,543)	(4,723)
Proceeds from sale of property, plant and equipment	2,566	—	—	96	2,470
Increase in restricted cash	(9,400)	—	—	(9,400)	—

Net cash used in investing activities	(22,100)	—	—	(19,847)	(2,253)

Cash flows from financing activities:
Issuances of debt	13,187	—	—	—	13,187
Proceeds from the exercise of stock options	18		18
Debt repayments	(35,227)	—	—	(20,304)	(14,923)
Intercompany capital contribution	—			(5,400)	5,400
Change in intercompany indebtedness	—	—	4,215	21,057	(25,272)

Net cash provided by (used in) financing activities	(22,022)	—	4,233	(4,647)	(21,608)
Effect of exchange rate changes on cash	128	—	—	—	128

Net increase (decrease) in cash and cash equivalents	85,287	—	(14)	83,583	1,718
Cash and cash equivalents at beginning of period	46,655	—	43	39,921	6,691

Cash and cash equivalents at end of period	$131,942	$—	$29	$123,504	$8,409